RRPT

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Equity Receiver Paul L. Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al. Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	Case No. A-24-896359-B Dept No. 16 **RECEIVER'S SECOND INTERIM REPORT**

Receiver, Paul L. Strickland hereby submits his Second Interim Report of the activities and initial preliminary findings of the Receiver in furtherance of carrying out the duties imposed by that certain *Order Appointing Receiver* (the "Receivership Order") dated on or about September 18, 2024, in the above-captioned action.

Introduction.

Pursuant to the Receivership Order, I am the Court-Appointed Receiver of Global Tech Industries Group, Inc. ("GTII" or the "Company"). As stated in the *Receiver's First Interim Report* dated October 7, 2024 (hereinafter, the "First Report"), my primary goal has been to identify, locate, secure and stabilize the Receivership Assets in order to preserve their value. A secondary goal has been to work towards completing the Company's audit and bring the Company back into compliance with SEC reporting guidelines. Part of the work to complete the audit has been identifying and understanding the waste and possible misappropriation of Company assets and resources. My third goal is to investigate possible wrongdoing of the former officers and directors (including friends and family involved in GTII's business or stock transfers or sales) and other affiliates of the Company. The following is my second Interim Report summarizing the results of my material activities and investigation following the filing of the First Report.

Audit Matters

The Receiver continues to work on the audit. The current status is that the auditor is reviewing audit open item support documents delivered to the auditor on November 8, 2024. The Receiver awaiting certain accounting treatment comments back from the auditor. He anticipates completion of the audit by the end of November, taking into consideration holiday scheduling.

GTII's Communication Systems and Records.

Mail. As mentioned in the First Report, a process server delivered the Receivership Order on September 27, 2024, to the UPS Store Manager located at 511 Sixth Avenue, Suite 800 New York, NY 10011. Suite 800 is a post box at this store and the primary business address of GTII and its many subsidiaries. To date, the UPS Store has refused to comply with the Order. Furthermore, documents from the Company's box are still regularly forwarded from this New York mail drop location to Mr. David Reichman. Previously, items were forwarded to the Beverly Hilton in Beverly Hills, CA. Mail is now being forwarded to Mr. Reichman's residence at his newly renovated condominium located at 10560 Wilshire Blvd, Unit 1103, Los Angeles, California. Mr. Reichman's counsel is coordinating with the Receiver's counsel to separate out

Company specific mail as Mr. Reichman still receives personal mail and other business mail at the New York address, and forward Company mail the Receiver.

Telecommunications. Nextiva, Inc. a cloud-based telecommunications provider is the "host" of one of the GTII corporate phone numbers. Nextiva was contacted and delivered the Receivership Order and to date has not responded.

Information Technology. As mentioned in the First Report, the Company's outsourced its IT needs to Zoom Technology Solutions ("Zoom"). This vendor has cooperated with the Receiver and continues to be very helpful. A physical hard drive back-up of ALL the Company's files and emails the Receiver has located to date has been prepared and has been delivered by Zoom to the Receiver. Adam Zaloum, administrator at Zoom, was able to locate login credentials for the Nextiva phone system. Upon login, the Receiver discovered that the phone system was primarily being used to receive and forward calls to Jamie Frank, one of the people involved in the Hans & Rosy Epstein Memorial Committee. Additional information regarding this entity is set forth below.

Website. The Receiver has learned that Chain Tail, an entity operated by a person named Ahmad Mikhil Rahman, a resident of Canada, was recently paid $15,036 by the Company for website maintenance and update work. Adam Zaloum confirmed that former Director and Officer, Frank Benintendo, was responsible for overseeing this work. The Receiver is in contact with the web designer and will be updating the website soon.

Receivership Assets and Expenditures.

Summary of Recovered and to be Recovered Assets and Company Stock. The Receiver has successfully recovered **$474,305** in Receivership Estate Assets and **15,125,000** shares of Company stock. To date, the Receiver has been able to identify and confirm Receivership Assets as follows:

1. **$74,335** was recovered from Foley Schecter law firm client trust account.
2. **$300,000** was recovered from the Hantman & Associates law firm. On August 26, 2024, the Court entered its minute order appointing the receiver (the "Minute Order"). At or after the

Minute Order was entered, Mr. Hantman conceded that he consulted with Mr. Reichman, Mr. Rahbari, Ms. Griffin, Mr. Benintendo, and Mr. Gilbert regarding the $300,000 that records show was transferred to an account in his control. On the very same day that the Minute Order was entered, $300,000 was transferred from GTII's bank account to an IOLTA account of Hantman & Associates. Mr. Hantman is also a former director of GTII and has been issued and sold hundreds of thousands of shares of Company stock and is the current holder of 365,896 shares of Company stock.

3. **$100,000** was recovered from Warren Markowitz. At or after the Minute Order was entered, the Company's board of directors transferred GTII's assets. Specifically, funds were transferred from GTII's account to the IOLTA account of Warren Markowitz.by means of a $100,000 check was signed by Frank Benintendo, a former Company Director and Secretary. Mr. Markowitz has caused the $100,000 to be returned to the Receiver's Account.

4. **$9,504.95** has been identified in CITIBank Account 6873803248. The account balance was confirmed on September 25, 2024. On September 30, 2024, a fax was sent to CITIBank's legal department with the Receivership Order requesting account access and information.

5. A **$100,000** Account Payable (plus interest) due from Astra Energy, Inc. (OTC: ASRE) has been identified as stated in the First Report:

a. As mentioned in the First Interim Report, $100,000 plus 10% compounding annual interest is in default as of February 16, 2024. Late charges are also due.

b. On October 10, 2024, the Receiver spoke with Ron Loudon, CEO of Astra Energy. Mr. Loudon said his company may be able to pay the Receiver's Estate in 2-3 weeks' time.

c. On October 28, 2024, the Receiver spoke with Mr. Loudon again, and he offered a board-approved settlement. The Receiver made a counteroffer and Mr. Loudon said he needed to obtain his company's board's approval for same.

d. On November 6, 2024, an email update was sent to Ron Loudon by the Receiver. Mr. Loudon has not responded to this email.

e. ASRE has offered $225,000.00 as a settlement. The Receiver will revisit when ASRE actually has the funds in its account to make any settlement payment. The estimated time is 2 weeks.

6. The Receiver has confirmed the Company's TD Bank Account No. **********4640 balance is **$151,838.97**. The Receiver has an appointment at the TD Branch to obtain possession of these funds on November 21, 2024.

7. The Receiver has recovered **14,850,000** shares of Company stock from Internet Capital, an entity controlled by Warren Markowitz.

8. The Receiver has recovered **275,000** shares of Company stock issued to Cedars-Sinai Medical Center, pursuant to a gratuitous stock donation approved by one or more members of the former board of directors.

9. The Receiver's forensic accountant has identified approximately **$1,631,768** plus interest in a Trust Account. Mr. Scott Wertz of Rock Mountain Financial Services was the Trustee of Panluans Holdings Trust, the entity holding the funds. The funds are the proceeds from an opaque stock loan scheme that Mr. Reichman, and others pursued on behalf of the Company in June of 2023. The Receiver contacted Mr. Scott Wertz by phone on October 31, 2024, whereby Mr. Wertz asked for a formal written request for the return of the funds. As of November 5, 2024, Mr. Wertz claims he is no longer the Trustee of the Panlunas Holdings Trust. The Receiver is trying to clarify the identity of the alleged new Trustee however, Mr. Wertz has ceased communications with the Receiver and Receiver's counsel.

10. On October 30, 2024, the Receiver invested **$100,000** of the recovered assets with MSC Capital Advisors, LLC, a licensed broker dealer and fund manager. MSC is headed by Christopher Shufeldt. In the first week, the investment earned **$6,250**.

11. The Receiver has identified a 2024 Land Rover Range Rover Sport VIN: SAL119F45RA158446 that was purchased and paid for in full, on November 8, 2023, by Mr. Reichman and treated as a Company expense in the amount of **$147,318.05.** In the following email from to Mr. Reichman and Ms. Kathy Griffin, a Company accountant informs how the Range Rover purchase would "disappear".

From John Scrudato <jscrudato@scrudatocpa.com>
Date Fri 2/9/2024 5:26 PM
To David Reichman <david@gtii-us.com>; Kathy Griffin <kathy@gtii-us.com>

1 attachments (115 KB)
transactions fourth quarter.pdf;

Attached are the transactions for the fourth quarter, the other items to think about not counting Todd are below.

1. David your two checks were a little over your amount so I put about $5,000 to reduce the auto accrual to make it disappear or match s a better word.
2. The car purchase about 150k I just buried in the profit and loss items, I really didn't think you would want it showing as a depreciable asset popping out on the balance sheet. The other option is to offset additional salary. Think about it.
3.Kathy your salary accrual to the beginning of this year was $207,500 but I picked up the number just next to it which was $275,000. Sorry my mistake, So we can leave it as is and some of the 2023 salary is paid or we can offset it in the first quarter with a payback of $67,500. That does not change anywhere and is combined with three other numbers so either way should be no problem to leave alone.
--
John Scrudato CPA

The Receiver is in the process of arranging to take possession of this vehicle. Title will be transferred into the name of the Receivership and the vehicle will be securely stored in San Diego, CA and insured with "storage insurance" until the Court allows for its sale and the proceeds are agreed or determined to be an asset of the receivership estate.

Expenditures of Receivership Assets by the Receiver. As of the date of this Report, the Receiver has expended approximately **$56,626.91** from the Receiver's Estate to date and a full accounting breakdown will be provided.

Ongoing Receivership Asset Investigation

1. **Proceeds from Warrant Sales.** The Receiver needs to fully investigate the use of proceeds from the exercise of warrants by shareholders. **$3,275,000** in warrant sales occurred in 2022 and the proceeds from the Warrant Sales were transferred from the Warrant Agent, Liberty Stock Transfer, to GTII's TD Bank Account beginning in October 2022.

2. **Condominium located at 10560 Wilshire Blvd, Unit 1103, Los Angeles, California**. The Receiver needs to fully investigate the source of funds used to purchase this property. The Receiver needs to compel access to Mr. Reichman's (and perhaps others) personal banking records to verify sources and uses of funds to acquire this property. See the discussion of Warren Markowitz & Internet Capital below.

3. **Residence located, 60 Elm Avenue Larkspur, California**. The Receiver needs to fully investigate the source of funds used to purchase this property. The Receiver is still investigating

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

the source of funds used to purchase this property as it could be tied to Dot 8, Inc. stock sales. See the discussion of Dot 8, Inc. below.

4. **Bracelet** The Receiver continues to pursue the June 25, 2023, purchase of an $8,048.26 Cartier gold bracelet which was charged to the Company as a 2023 "Meeting Expense." The Receiver is next going to attempt to recover this item or the funds used for its purchase for the receivership estate, together with and the other items booked as "Meeting Expense" depicted on the image below, all of which items have been flagged by the auditor and are to blame in part for the Company's failure to timely obtain its audit to keep its securities filings current.

Please provide us the invoice and Disbursement Support for Meeting expense 2023

S, No.	Date	Type	Ref	Description	Amount
1	01/16/2023	CD	AMEX 21009	CLEARME.COM *CLEAR 855-253-2763	120.00
2	02/24/2023	CD	CITI 8832	CHCBD8778793172 Albuquerque NM	199.88
3	06/07/2023	CD	AMEX 31003	RIFLESSI.AVI@GMAIL.COM	6,743.75
4	06/25/2023	CD	BOA 3095	Cartier Beverly HillsCA 0136	8,048.26
5	11/17/2023	CD	AMEX 32001	CAM STUDIO HOUSTON TX	3,430.00
6	12/04/2023	CD	AMEX 32001	1STDIBS NEW YORK NY	8,493.76
7	12/06/2023	CD	AMEX 32001	IN *BLUE GREEN WORKSNEW YORK	3,140.00
8	12/15/2023	CD	AMEX 32001	SHOP HOUSTON TX	19,414.10

The receipt for Cartier Bracelet that was booked as "meeting expense" by Mr. Reichman for the Company and subsequently shipped to Ms. Justine Reichman, Mr. Reichman's daughter, for her 51st birthday. See the email, images, and receipt below.

JRR Cartier Bracelet

From David Reichman <david@gtii-us.com>
Date Sun 6/25/2023 6:17 PM
To Justine Reichman <jrreichman@me.com>

1 attachments (359 KB)
2023 6 25 JRR Cartier Bracelet 18k.pdf;



>>> " Happy 51ST "

Cartier
JOAILLIERS
PARIS · LONDRES · NEW YORK

Jun 25, 2023

Purchased by:
Ms. David Reichman
40 Central Park S Apartment 8H
New York, NY 10019-1633
USA

Ship to:
Ms. Justine Reichman
60 Elm Ave
Larkspur, CA 94939-2009
USA
Phone:+1(917)664-4400

Invoice number : 302104230625003
Sold by : Savannah Tran

Client copy

	Quantity	Total Amount	Tax Amount
BRACELET YELLOW GOLD REFERENCE: CRB6067515 INDIVIDUAL NUMBER: SVY771	1	7,350.00	679.88

Subtotal	7,350.00
Tax	679.88
Total	**8,029.88**

Cartier product may be exchanged or returned for a refund or merchandise credit, within 30 days of the original purchase date at the boutique originally purchased. Returns of product over $50,000 are only eligible for merchandise credit. Refunds are only issued to the original purchaser via original method of payment, excluding cash. Product must be presented in its original packaging and accompanied by the appropriate sales documentation, and International Limited Warranty. Personalized items, made to order items, or items that show signs of wear do not qualify for a return or an exchange. Before accepting any return or exchange, Cartier reserves its right to verify the product and proceed with necessary evaluations to confirm the authenticity, whether in the boutique or in a Cartier workshop.

Means of Payment	Merchandise Credit # 302104H17620139	Amt.	8,048.26
	VISA # xxxxxxxxxxxx3095 Chip Card AID: A0000000031010/Chip/visa	Amt.	-18.38

5. **Storage Unit.** As previously reported in the First Report, the Receiver has traced purchased with Company funds to items in a storage facility in Van Nuys, California: Extra Space Storage 15500 Erwin Street, Van Nuys, CA Unit #3311. The Receiver is taking steps to recover the following items and any other items that were purchased with Company funds.

a. Some support materials and pictures are in the possession of the Receiver.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

i. The Receiver is determining which of the following assets were expensed to the Company in 2023 & 2024. The Company's books state **$34,000** or more in expenses booked as "Meeting Expense."

1. **CAM Studio dining table** - completed and in holding storage in Los Angeles.
2. **Blue Green Works dining pendant light** - completed and in holding storage in Los Angeles **($3,140)**.
3. **Vintage Italian armchairs** - completed and in holding storage in Los Angeles (**$8,496.73**- audit expense).
4. **Table lamps** - completed and in holding storage in Los Angeles.
5. **Uniacke sconces** - to be delivered to storage.
6. **USM Shelves for study** - completed and in holding storage in Los Angeles.
7. **USM Kitos desk for study** - completed and in holding storage in Los Angeles.
8. **Eames comfort chair** - completed and in holding storage in Los Angeles.
9. **Eileen Gray bibendum chairs** - completed and in holding storage in Los Angeles (value: **$8,445**).
10. **Luce Plan bedside lamps** - completed and in holding storage in Los Angeles.
11. **Noguchi Akari Floor lamp** - completed and in holding storage in Los Angeles **($600.00)**.
12. **Custom primary bedside tables** - completed and in holding storage in Los Angeles.
13. **Antique oriental rug for living** - in holding storage in Los Angeles.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

6. **Credit Cards**. At this time, it is not clear how many credit cards have been issued to or for the benefit of GTII and its subsidiaries and who currently holds or controls them, or how many of these credit cards were being paid for automatically out of the Company's bank accounts.

a. It is unclear if any of these credit cards have points or mileage programs that would also subsequently become Receivership Assets.

i. Barclays Jet Blue Master Card 2098

ii. Bank of America Alaska Air Visa 3095

iii. American Express: 32001

iv. American Express: 12991

v. American Express: 94001

vi. American Express: 23013

vii. American Express: 22023

b. Any assets purchased with these and other credit cards that were paid for using Company funds should ultimately be subject to seizure for the receivership estate.

Excessive Expenditures

1. The Receiver is now in receipt of the TD Bank account statements for the Company. He is investigating what he believes to be excessive and egregious spending that has occurred at GTII. Namely, numerous monthly credit card charges have been paid for in full, automatically (using auto pay), and directly from the official Company bank account.

2. On January 1, 2024, **$1,089,573** dollars were in the account. January saw **$41,000** in automatic payments to credit cards. June saw automatic payments for credit cards totaling approximately **$13,000**, and another **$15,000** in August and over **$38,000** in September shortly after the appointment of the Receiver.

3. The Receiver is working to determine the exact nature of all of these charges and others and to gain access to the many credit card statements.

4. The current balance of the Company's TD account is **$151,838.97**.

5. Almost **$100,000** was being spent per month from that account. The Receiver believes these amounts constitute excessive expenditure for a Company that has no real operations and no revenue.

6. The Auditor also flagged the following expenses:

Please Provide us the supports for the following Travel expense

S, No.	Date	Source	Ref #	Description	Debit
1	10/06/2023	CD	BOA 3095	HILTON BEVERLY HILLS BEVERLY	10,481.17
2	10/07/2023	CD	BOA 3095	HILTON BEVERLY HILLS 310-2747777 CA	12,713.31
5	10/13/2023	CD	Cap13964	NEIMAN MARCUS 010BEVERLY HILLSCA	2,488.56

These expenditures include the Hilton Beverly Hills, where Mr. Reichman lives, and the Neiman Marcus "Travel Expense." The Receiver discovered that the Neiman Marcus account is a joint account with Mr. Reichman and his daughter, and the $2,488.56 "Travel Expense" charge was for two pairs of shoes for Ms. Reichman.

Neiman Marcus | Capital One

DAVID I REICHMAN
APT 800
511 AVE OF THE AMER
NEW YORK, NY 10011-8436

Payment Due Date: **Dec 05, 2023** Account ending in 3964

New Balance	Minimum Payment Due	Amount Enclosed
$5,839.13	$227.00	$ ________

Please send us this portion of your statement and only one check (or one money order) payable to Capital One to ensure your payment is processed promptly. Allow at least seven business days for delivery.

JUSTINE REICHMAN #7180: Transactions

Trans Date	Post Date	Description	Reference Number		Amount
Oct 12	Oct 13	NEIMAN MARCUS 010BEVERLY HILLSCA	001002141723		$2,488.56
		MULES	03451	$1,250.00	
		LOAFER	03451	$1,025.00	
		LOAFER	03451	$1,025.00	
		DELIVERYFEE2NDDAYAIR	00904	$0.00	
		LOAFER	03451	-$1,025.00	
		SALES TAX	00901 00099	$213.56	
Oct 26	Oct 27	NEIMAN MARCUS 012SAN FRANCISCOCA	001201264734		$923.31
		FLATS	03420	$850.00	
		SALES TAX	00901 00099	$73.31	
JUSTINE REICHMAN #7180: Total Transactions					**$3,411.87**

Ms. Reichman's purchases that were paid for by the Company are rightfully the property of the receivership estate.

Warren Markowitz & Internet Capital Online, Inc.

Synopsis. Attorney Warren Markowitz and the former Board of Directors of GTII caused the sale of **$2,000,000** in Company stock that belonged to the Company's Profit-Sharing Plan Trust. It appears to the Receiver, subject to his continued investigation, proceeds were used for personal benefit and without the required requisite public disclosures of the stock sales. Below is a timeline of these stock sales along with support documentation.

1. In July of 2022, investor and shareholder Tommy Wang entered into a private stock purchase arrangement with Internet Capital Online, Inc. ("Internet Capital"), a company controlled by Mr. Markowitz, a former attorney that worked for GTII.
2. On July 1, 2022, 10,000,000 GTII shares were transferred from the Company's Profit-Sharing Plan Trust to Internet Capital.
3. On or around July 28, 2022, Mr. Wang made several wire transfers to the Markowitz Client Trust Account, totaling **$2,000,000**.
4. On July 28, 2022 & July 29, 2022, Mr. Reichman's personal TD Bank Account 4433 received 3 wires totaling **$1,800,000** from the Mr. Markowitz Client Trust Account. See support documentation below.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

To: DAVID ISIDOR REICHMAN

This letter serves as notification of the following Incoming Wire Transfer credited to account number ***********4433 on 07/28/2022.
If you have any questions, please contact your nearest TD Bank Branch or call 1-800-YES-2000.

Amount:	$300,000.00
Beneficiary:	DAVID REICHMAN
Account Number:	***********4433
Address:	255 WEST 88TH ST APT 12E NYC NY 10024 US
Sender:	
Bank Name:	JPMORGAN CHASE
ABA Number:	021000021
Reference Number:	3377412209ES
Originator Bank:	
Address:	
By Order Of:	WARREN R MARKOWITZ, ESQ ATTORNEY AT
Address:	LAW IOLTA ACCOUNT 7260 W AZURE DR STE 140-100 LAS VEGAS NV 89130-4413 US
Receiver Bank Name:	TD BANK, NA
ABA Number:	026013673
FRB Incoming Confirmation Number:	20220728MMQFMPYQ00646507281421FT03
Reference for Beneficiary:	BPL OF 22/07/28

Originator to Beneficiary: CLIENT FUND DISPERSEMENT AS DIRECTED- REMAINING FUNDS TO FOLLOW
Bank to Bank Information: °6400└CLIENT FUND RECEIPT*
Miscellaneous Information:
CTP Information

To: DAVID ISIDOR REICHMAN

This letter serves as notification of the following Incoming Wire Transfer credited to account number ***********4433 on 07/29/2022.
If you have any questions, please contact your nearest TD Bank Branch or call 1-800-YES-2000.

Amount:	$300,000.00
Beneficiary:	DAVID REICHMAN
Account Number:	***********4433
Address:	255 WEST 88TH ST APT 12E NYC NY 10024 US
Sender:	
Bank Name:	JPMORGAN CHASE
ABA Number:	021000021
Reference Number:	3184432210ES
Originator Bank:	
Address:	
By Order Of:	WARREN R MARKOWITZ, ESQ ATTORNEY AT
Address:	LAW IOLTA ACCOUNT 7260 W AZURE DR STE 140-100 LAS VEGAS NV 89130-4413 US
Receiver Bank Name:	TD BANK, NA
ABA Number:	026013673
FRB Incoming Confirmation Number:	20220729MMQFMPYQ00226007290802FT03
Reference for Beneficiary:	BPL OF 22/07/29

Originator to Beneficiary: CLIENT FUND DISPERSEMENT AS DIRECTED
Bank to Bank Information: °6400└CLIENT FUND RECEIPT*
Miscellaneous Information:
CTP Information

To: DAVID ISIDOR REICHMAN

This letter serves as notification of the following Incoming Wire Transfer credited to account number ***********4433 on 07/29/2022.
If you have any questions, please contact your nearest TD Bank Branch or call 1-800-YES-2000.

Amount:	$1,200,000.00
Beneficiary:	DAVID REICHMAN
Account Number:	***********4433
Address:	
Sender:	
Bank Name:	JPMORGAN CHASE
ABA Number:	021000021
Reference Number:	3342492210ES
Originator Bank:	
Address:	
By Order Of:	WARREN R MARKOWITZ, ESQ ATTORNEY AT
Address:	LAW IOLTA ACCOUNT 7260 W AZURE DR STE 140-100 LAS VEGAS NV 89130-4413 US
Receiver Bank Name:	TD BANK, NA
ABA Number:	026013673
FRB Incoming Confirmation Number:	20220729MMQFMPYQ00666907291231FT03
Reference for Beneficiary:	DCD OF 22/07/29

Originator to Beneficiary: FULFILLMENTS OF CLIENT REQUEST
Bank to Bank Information:
Miscellaneous Information:

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

5. By Warren Markowitz own admissions in an email communication to the Receiver, dated October 10, 2024, the Receiver learned that "Internet Capital is a holding company, investment vehicle that I [Mr. Markowitz] established for various uses. It is/was used for various stock transactions. It was used as a transaction vehicle in order to facilitate the GTII Transaction to Tommy Wang, and to my [Mr. Markowitz'] knowledge it holds the Stock I recovered from GTI (Gold Transaction) of the GTII Profit Sharing Plan. Which can and will be released to GTII upon direction."

6. If the share sale of GTII stock to Mr. Wang was for the benefit of the Company's Profit-Sharing Plan Trust, the September 22, 2022, 10Q should have disclosed this transaction. However, neither September 22, 2022, 10Q or any other 10Q discloses the transaction.

7. Mr. Reichman's involvement and profit in this transaction is also not properly disclosed.

8. The Receiver intends to subpoena Mr. Reichman's personal TD Bank account statements, and all other bank accounts Mr. Reichman has control over, to review all sources and uses of funds, and track down the **$1,800,000** that appears to be the rightful property of the Company. Furthermore, the Receiver needs to understand under what agreement or arrangement Mr. Markowitz allowed to profit **$200,000** from the sale of GTII Profit-Sharing Plan Trust shares.

9. It is not logical that GTII Profit-Sharing Plan Trust shares would be transferred to an external third party, such as Internet Capital, if the shares could have been sold via Commonwealth Financial that was administering the Company's effective 10b5 insider selling program at the time.

10. Mr. Markowitz further states in emails to the Receiver, "[my] involvement as trustee of Profit-Sharing Plan Trust: I have taken no action as Trustee, I was appointed and accepted the position on behalf of the company, but the company failed to provide me the supporting docs in order to act on behalf of the Trust. To my knowledge that authority remains with Todd from GTI, I have taken no action, nor have I had any authority to act since the appointment."

a. The Receiver believes Mr. Markowitz is referring to Todd Chisholm, an accountant in Utah.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

b. At the time of writing, Mr. Chisholm has not responded to our inquiries regarding his involvement as a trustee of the Profit-sharing Plan Trust.

Summary. It appears to the Receiver that GTII's former board of directors stood by and while Mr. Reichman and Warren Markowitz profited from the sale of GTII Profit Sharing Plan Trust shares that belonged to the Company. The Receiver believe all assets purchased with proceeds from this stock sale are property of the receivership estate.

The Profit-Sharing Plan Trust

The following information is taken from the Company's 2023 10k annual report which discusses the Profit-Sharing Plan Trust.

1. Effective January 1, 2009, the Company organized the Tree Top Industries Profit-Sharing Plan Trust, to manage the Company's Employee Stock Option Profit-Sharing Plan (the "Plan" or "Trust"). On November 13, 2018, the Trust name was changed to Global Tech Industries Group Profit Sharing Plan Trust. At the direction of the Board of Directors, the Company may annually issues share to the Trust for the future benefit of the employees of the Company. The Plan allows the Board of Directors to issue shares to the Trust annually to be allocated to the participants.

2. The Plan was organized consistently with the requirements of Section 401(a) of the Internal Revenue Code of 1986; however, the Plan has not been administered as a qualified retirement plan, and therefore, the shares issued to the employee stock ownership plan have not been deducted for federal tax purposes. The employee group is a top-heavy group of key employees; however, the plan will also cover all employees that are eligible. Eligibility occurs for each employee that is employed on the anniversary date of the Plan. Participation ceases upon the termination of the employee services, on account of death, disability, retirement or the separation from the employer. Each year the employer may contribute either cash or stock of the Company to the Plan in an amount determined by the Company's board of directors. The contributions vest as follows:

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

For each of the first two years of Service	10% per year
Each additional year of Service over two years	20% additional
Full vesting after six years of Service	

Retirement and death benefits commence at the termination of Service. Benefits may be paid in Cash, Stock or through a Qualified Join and Survivor Annuity.

3. Pursuant to ASC 718, the Plan is a non-leveraged plan, and therefore compensation expense is recorded at the fair value of the shares issued at the grant date. The Company has never issued dividends to its shareholders, and therefore no dividends have been issued to the Plan. The Plan shares are considered issued and outstanding for the earnings per share computation. Compensation expense of $0 and $150,000 has been recorded during 2020 or 2019, respectively, for the Plan shares issued.

4. There have been 23,500,000 and 23,500,000 shares allocated to the participants of the Plan, as of December 31, 2021, and 2020, respectively and none of the shares have been committed for release, and are the total shares historically committed to the Plan based on records obtained.

5. The fair value of the Plan shares being held by the Trust as of December 31, 2022, and 2021 were **$35,250,000** and **$2,350,000**, respectively. There is no repurchase obligation on the Company to purchase back any shares issued to the Trust. No dividends have been issued to the Trust, therefore there has been no tax benefit treatment in the earnings per share computation.

6. No ESOP shares were issued for the 2023 or 2022 years.

7. The Company did not properly disclose the Plan's transfer of the 10,000,000 Company shares to Internet Capital in violation of applicable disclosure rules.

8. The Company did not properly disclose the Plan's transfer of the 14,000,000 Company shares to the entity associated with Todd Chisholm in violation of disclosure rules.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Robin Beeso Transaction

Synopsis. Former Board of Directors of GTII, namely Mr. Reichman and Ms. Griffin, lawyer Warren Markowitz, and Mr. Wayne Crumpley, appear to have cooperated to convert $12,000,000 shares of GTII stock from the estate of a deceased shareholder. The scheme was easily recognizable by the Company's Transfer Agent, Liberty Stock Transfer. Below is a timeline of what the Receiver has discovered to date along with some historical background information and support documentation.

1. Robin Beeso, who deceased on or around July 31, 2018, was a prominent accountant living in the greater Los Angeles area who had a personal and professional relationship with Mr. Reichman. An email from Mr. Reichman to Ms. Beeso on July 28, 2016 (see below), establishes the familiarity between the two:

> **From:** David Reichman [mailto:david.reichman@ttiiob.com]
> **Sent:** Thursday, July 28, 2016 9:26 AM
> **To:** Raven Beeso
> **Cc:** Teri Beeso
> **Subject:** RAB CHASE Ritz Carlton CC
>
> RAB:
>
> How are you ? I miss you!!
> In New York for a few days more, than coming back to LA-need to find apt somewhere near 405 corridor.
>
> For now, Please forward both May 15th, and July 15th CC Bills as I need to get Audit completed.
>
> Hope we can have dinner together one evening to catch-up, 8-4/8-15th.
>
> xo

2. In an email dated April 6, 2020, copied to Ms. Griffin and Todd Chisholm (an accountant), Mr. Reichman further affirms his relationship with Ms. Beeso, clearly stating that Ms. Beeso loaned money to the Company and was repaid in stock, and this is explains why so many different entities of Ms. Beeso had been issued shares.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

RE: Letters and Notes for signature

From David Reichman <david@gtii-us.com>
Date Mon 4/6/2020 11:20 AM
To Kathy Griffin <kathy@gtii-us.com>
Cc tdchiz@gmail.com <tdchiz@gmail.com>
Bcc David Reichman <david@gtii-us.com>

Todd: As discussed:
1-Robin Beeso, and related Companies will not be "signed" by me; She died on, or about, 7/31/2018. Our long-time relationship, 25+ years personal friends and professionals, lead us to do accommodate each other in business dealings, to protect, facilitate, etc., to further each success. She loaned "TTII/GTII" monies, we repaid with stock, but apparently we did not remove the loans from books. Do not send to her Brother(s), both whom are unaware of the nature, including that I was President of one or two companies, kept private by her, both of which I have terminated their existence.

1. This relates to: Highest Star
2. Richly Deserved
3. Witt
4. Steven Paul
5. BEESO
6. GeoGreen.

Separately, Richardson/Patel, is another A/P not to receive any Confirm. We have "fully-Paid" (Kathy will provide a copy of email confirming same), another place where the stock in payment was issued, but the payable was not removed from the books.

3. What is also learned from the April 6, 2020, email from Mr. Reichman to Ms. Griffin, is that Mr. Reichman has admitted to having shares issued to entities he had control of in exchange for repayment of company expenses that Ms. Beeso was responsible for. None of this is disclosed in public filings. Further, Mr. Reichman has chosen to hide his knowledge of shares issued to Ms. Beeso's entities from her surviving brothers, who are the executors of her estate.

4. Robin Beeso's estate currently holds the following shares:

Richly Deserved
475,000 Total Shares (2,000,000 in brokerage) Total: 2,475,000

Highest Star Investments
3,630,000 Total Shares (475,000 in brokerage) Total: 4,105,000

RAB Electronics
1,375,000 Total Shares

Robin Beeso
3,630,000 Total Shares
—---
Steven Paul Facilitation Trust
275,000 total shares
—--
Total: 9,385,000 at Transfer Agent [2,475,000 in brokerage accounts]
Grand Total: 11,860,000 shares

Average Closing Price of GTII Stock week of April 3, 2023: $1.30/share

$12,200,500 total valuation of Shares Held at Transfer Agent on April 3, 2023

5. April 3, 2023, is an important date in the history of Ms. Beeso's estate and its holdings of GTII stock. On April 3, 2023, five Stock Purchase Agreements ("SPA's") were executed by and between a person named Wayne Crumpley, and his entity, Sunbelt Equipment Leasing Co. Inc.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

and entities established an attempt to cause the Transfer Agent to transfer the Beeso Estate shares.

6. On 4/6/2023, Warren Markowitz, counsel for GTII at the time, sent the following email to the Transfer Agent:

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Thu 4/6/2023 1:49 PM
To Jeff English <jeff@libertystocktransfer.com>

5 attachments (1 MB)
Stock Purchase Agreement dated 4-3-23 between SBE and HSI.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RABE.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RB.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RD.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and SP.pdf;

I received these from SBE, and I assume that you are the one to process these,

Please inform me so I can remind the client.

Thank you

WRM

<u>The SPA's are as follows:</u>

"High Star Investments"

<u>STOCK PURCHASE AGREEMENT</u>

THIS AGREEMENT is made and entered into this 3d day of April 2023, by and between Sunbelt Equipment Leasing Co, Inc. (SBE, "Purchaser") and High Star Investments (HSI, "Seller");

WHEREAS, the Seller is the record owner and holder of 1,000,000 common shares of Global Tech Industries Group, Inc. (GTII) ("Corporation");, the Stock, and

SIGNATURE PAGE

This Agreement has been executed by each of the individual parties hereto on the date first above written.

Purchaser	Seller
Sunbelt Equipment Leasing Co, Inc. (SBE) a Wyoming Corporation	High Star Investments (HSI) an unincorporated entity
Authorized Signatory	Authorized Signatory
WAYNE CRUMPLEY Name	WAYNE CRUMPLEY Name

"RAB Electronics"

<u>STOCK PURCHASE AGREEMENT</u>

THIS AGREEMENT is made and entered into this 3d day of April 2023, by and between Sunbelt Equipment Leasing Co, Inc. (SBE, "Purchaser") and RAB Electronics (RABE, "Seller");

WHEREAS, the Seller is the record owner and holder of 1,250,000 common shares of Global Tech Industries Group, Inc. (GTII) ("Corporation");, the Stock, and

SIGNATURE PAGE

This Agreement has been executed by each of the individual parties hereto on the date first above written.

Purchaser	Seller
Sunbelt Equipment Leasing Co, Inc. (SBE) a Wyoming Corporation	RAB Electronics (RABE) a Wyoming Corporation
Authorized Signatory	Authorized Signatory
WAYNE CRUMPLEY Name	WAYNE CRUMPLEY Name

"Robin Beeso, Inc." a Wyoming corporation

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into this 3d day of April 2023, by and between Sunbelt Equipment Leasing Co, Inc. (SBE, "Purchaser") and Robin Beeso (RB) ("Seller");

WHEREAS, the Seller is the record owner and holder of 1,250,000 common shares of Global Tech Industries Group, Inc. (GTII) ("Corporation");, the Stock, and

SIGNATURE PAGE

This Agreement has been executed by each of the individual parties hereto on the date first above written.

Purchaser	Seller
Sunbelt Equipment Leasing Co, Inc. (SBE) a Wyoming Corporation	Robin Beeso, Inc (RB) a Wyoming Corporation
Authorized Signatory	Authorized Signatory
WAYNE CRUMPLEY	WAYNE CRUMPLEY
Name	Name

"Richly Deserved"

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into this 3d day of April 2023, by and between Sunbelt Equipment Leasing Co, Inc. (SBE, "Purchaser") and Richly Deserved (RD) ("Seller");

WHEREAS, the Seller is the record owner and holder of 2,250,000 common shares of Global Tech Industries Group, Inc. (GTII) ("Corporation");, the Stock, and

SIGNATURE PAGE

This Agreement has been executed by each of the individual parties hereto on the date first above written.

Purchaser	Seller
Sunbelt Equipment Leasing Co, Inc. (SBE) a Wyoming Corporation	Richly Deserved (RD)
Authorized Signatory	Authorized Signatory
WAYNE CRUMPLEY	WAYNE CRUMPLEY
Name	Name

7. On April 7, 2023, Jeff English, from Liberty Stock Transfer, sent Mr. Reichman and Ms. Griffin the following email from Markowitz with the 5 SPA's attached. Neither responded.

FW: Sunbelt equipment leasing,

From Jeff English <jeff@libertystocktransfer.com>
Date Fri 4/7/2023 12:05 PM
To David Reichman <david@gtii-us.com>; Kathy Griffin <kathy@gtii-us.com>
Cc Rich English <rich@libertystocktransfer.com>

5 attachments (1 MB)
Stock Purchase Agreement dated 4-3-23 between SBE and HSI.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RABE.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RB.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and RD.pdf; Stock Purchase Agreement dated 4-3-23 between SBE and SP.pdf;

Fyi – received from Warren

Regards,

Jeff English – President
Liberty Stock Transfer, Inc.
788 Shrewsbury Ave., Suite 2163
Tinton Falls, NJ 07724
(732) 372-0707, ext. 101

8. It is important to note the unique nature and naming of the entities that Mr. Crumpley and Mr. Markowitz established to perpetuate this transaction.

9. On April 7, 2023, the Transfer Agent received 5 notarized stock powers in an email from Warren Markowitz in furtherance of the scheme to transfer the Beeso Estate shares to Crumply:

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000



IRREVOCABLE STOCK POWER



IRREVOCABLE STOCK POWER



IRREVOCABLE STOCK POWER



IRREVOCABLE STOCK POWER



IRREVOCABLE STOCK POWER

10. On 4/12/2022 Jeff English sent the following email to Mr. Markowitz explaining that to process the stock transfer with only a notary, the Company would need to sign a Medallion Waiver and indemnification. With regards to the medallion stamp, Mr. Markowitz replies in the email below that he "thinks David [Reichman] will waive". Meaning Mr. Richman, with his full knowledge of and having had a personal relationship with Robin Beeso and the stock issuances held by her estate, will knowingly waive the Medallion stamp requirements and allow for only a notary stamp to suffice for the transfer of shares from the Beeso estate to Crumply's entity.

On 4/12/2023 12:32 PM, Jeff English wrote:

Hi Warren,

I'm a little confused by the docs here. Is there a cost basis? Wayne Crumpley is the authorized signer for the existing shareholders transferring shares and the transferee, Sunbelt?

If there is no medallion, we will need a waiver and indemnification from GTII and a copy of Crumpley's gov't issued ID.

Regards,

Jeff English – President
Liberty Stock Transfer, Inc.

Re: Stock Powers for SBE Purchases

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Wed 4/12/2023 2:02 PM
To Jeff English <jeff@libertystocktransfer.com>

The controlling share holder, Crumply is effectively consolidating his holdings into a corp entity, Sunbelt, and the cost basis would need to be reflective of the transfer, in this case $1.50 should be good for him.

As for the medallion, I think David will waive,

I will inform my client, Crumply,

Thank you

WRM

11. On April 13, 2023, it would appear Mr. Markowitz had a change in position about Mr. Mr. Reichman waiving the Medallion stamp guarantee as he sent Liberty the following email along with Mr. Crumpley's passport scan. In this regard, Mr. Reichman was bcc'd on all Mr. Markowitz emails to Liberty Stock Transfer. It is important to note in the subterfuge that at least Mr. Reichman et. al. knew that by waiving the Medallion they would create hard evidence of knowingly being involved in the transfer, which is probably why they moved to have Medallion stamps processed.

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Thu 4/13/2023 11:47 AM
To Jeff English <jeff@libertystocktransfer.com>

1 attachments (226 KB)
scanPASSPORT.pdf;

I spoke with the Mr. Crumpley last evening, he is going to locate and get the Stock Power Medallioned, and he has sent to me his passport for delivery to you,

WRM

12. On April 27, 2023, Mr. Markowitz sent the following email to Liberty regarding the attempted conversion. In this email there are 5 stock powers with visibly bogus Medallion stamps doctored to look authentic, according to Liberty's expert opinion on such matters.

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Thu 4/27/2023 6:35 PM
To Jeff English <jeff@libertystocktransfer.com>

2 attachments (275 KB)
Stock powers- Medallion scans April 27 2023.pdf; OpenPGP public key.asc;

AS per this prior email, Mr. Crumpley got the medallion guarantees, attached for you are the documents.

WRM

<u>The Stock Powers with bogus Medallion Stamps:</u>


IRREVOCABLE STOCK POWER

IRREVOCABLE STOCK POWER

IRREVOCABLE STOCK POWER

IRREVOCABLE STOCK POWER

IRREVOCABLE STOCK POWER

13. On May 2, 2023, Jeff English emails Mr. Reichman and Ms. Griffin asking if they have any objections or issues with processing the request to transfer the Beeso estate shares. No response was received.

FW: additional share purchase agreement and medallion stock power

From Jeff English <jeff@libertystocktransfer.com>
Date Tue 5/2/2023 11:09 PM
To David Reichman <david@gtii-us.com>; Kathy Griffin <kathy@gtii-us.com>
Cc Rich English <rich@libertystocktransfer.com>

2 attachments (969 KB)
RB Stock Purchase Agreement -2 April 27 2023.pdf; 1683044770.pdf;

We are still collecting the necessary documents to effect the transfer, but please let us know if there are any objections or issues with this request.

Thanks,

Jeff English – President
Liberty Stock Transfer, Inc.

14. On May 2, 2023, Jeff English and Mr. Markowitz have the following email exchange whereby Mr. English keenly asks Mr. Markowitz several key questions of clarification. Specifically, Mr. Markowitz is instructed to send original stock powers to Liberty's offices along

with any stock certificates. The Transfer Agent knew that Mr. Reichman held the original stock certificates all along, thus further implicating him personally in the conversion.

May 2, 2023 10:04:04 PM Jeff English <jeff@libertystocktransfer.com>:

> Hi Warren,
> We need the original medallions, but the stock powers must also refer to the specific shares that are being transferred. These stock powers just list share amounts and Wayne Crumpley as a signatory, they have to identify the specific shares and the shareholder that is transferring.
> Regards,
> Jeff English – President
> Liberty Stock Transfer, Inc.

From: Warren Markowitz Esq <warren@warrenmarkowitzesq.com>
Sent: Wednesday, May 3, 2023 9:36 AM
To: Jeff English <jeff@libertystocktransfer.com>
Subject: Re: Stock Powers for mailto:jeff@libertystocktransfer.com

Thank you for the update I'll get the details

On 5/26/2023 9:50 AM, Jeff English wrote:

Hi Warren,

I have received Certificate 1052 for 1,250,000 shares registered to Robin Beeso along with a stock power transferring 3,300,000 shares from Robin Beeso to Sunbelt Equipment Leasing. The stock power lists certificates 1052, 7063, 32, & 33. 32 & 33 are book-entry records, but 7063 is a physical stock certificate. Please send in that certificate as well.

The stock power lists Wayne Crumpley / Robin Beeso, but appears to be signed only by Wayne Crumpley. Is Robin Beeso a corporate entity with Wayne Crumpley as officer/authorized signer?

Regards,

Jeff English – President
Liberty Stock Transfer, Inc.

15. Jeff English then asks the key question: "Is Robin Beeso a 'corporate entity' with Wayne Crumpley as officer/authorized signer?" Mr. Markowitz's response, with a bcc to Mr. Reichman is below:

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Fri 5/26/2023 11:02 AM
To Jeff English <jeff@libertystocktransfer.com>

Yes,

My understanding it was improperly placed in the record at the time, of issuance.

I will send the cert to you, there are also others coming they were sent to the old address,

Be on the look out.

Thanks

WRM

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

16. Based upon my investigation to date, the statement by Mr. Markowitz to the Transfer Agent is incorrect, as Ms. Beeso is an individual. Mr. English is fully aware that Robin Beeso is a deceased person, having spoken to her brother Rory several times.

17. On June 9, 2023, after having received several physical stock certificates in the mail, Mr. English corresponds with Mr. Markowitz and cc's Mr. Reichman and Ms. Griffin:

From Jeff English <jeff@libertystocktransfer.com>
Date Fri 6/9/2023 2:51 PM
To Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Cc David Reichman <david@gtii-us.com>; Kathy Griffin <kathy@gtii-us.com>; Rich English <rich@libertystocktransfer.com>

1 attachments (59 KB)
Corp Resolution.pdf;

Hi Warren,

I'm trying to tie up the loose ends on this transfer request. I have received the following:

Shareholder registration "Robin Beeso": Certificate 1052 for 1,250,000 shares with an account statement and a stock power transferring 3,300,000 shares to Sunbelt Equipment Leasing. The stock power also includes certificate 7063 for 950,000 shares but we have not received that certificate yet.

Shareholder registration "Richly Deserved": Certificate 1050 for 250,000 shares with account statement and a stock power transferring 2,250,000 shares to Sunbelt Equipment Leasing.

Shareholder registration "RAB Electronics": Certificates 7096 for 1,000,000 shares and certificate 1051 for 250,000 shares with an account statement and a stock power transferring 1,250,000 shares to Sunbelt Equipment Leasing.

Shareholder registration "Steven Paul Facilitation Trust": Certificate 1049 for 250,000 shares with an account statement and a stock power transferring 250,000 shares to Sunbelt Equipment Leasing.

Shareholder Registration "Highest Star Investments": Account statement and a stock power transferring 1,000,000 shares to Sunbelt Equipment Leasing.

Here's what we need to proceed:

All stock powers are signed by Wayne Crumpley. Please confirm that with the exception of the Steven Paul Facilitation Trust, these shareholders are all corporate entities controlled by Wayne Crumpley, who is an authorized signer for all entities and the trustee/authorized signer for the Steven Paul Facilitation Trust.

//outlook.office.com/mail/david@gtii-us.com/id/AAMkADBiM2E4YThkLTM2YjQtNDU1Mi04YzJiLTllZWRhNmJiYWFlZgBGAAAAAADeUAzC1aGQTZApHomLbClfBwBXhv76xDV1SYuSVwywusYQAAAA... 1/7

24, 10:40 AM Mail - David Reichman - Outlook

Please also have Mr. Crumpley provide a corporate resolution for each holder, you can use the blank template attached here. For the Trust, please provide a copy of the Trust Agreement or whatever documentation appointing Mr. Crumpley as Trustee.

We will need the missing certificate 7063 registered to "Robin Beeso" or a revised instruction that does not include those shares. Or if the certificate has been lost, let us know and we can start the process of replacing the certificate.

We also need the shareholder details for Sunbelt Equipment Leasing, specifically the address of record, Tax ID, and email address and we need to know if the new shares are being issued in certificate or book-entry form. The cost basis is $1.50 per share for all shares, correct?

Finally, transfer fees are $25 per cancelled certificate/book-entry record and $50 per issued certificate/book-entry record. Should we issue a single certificate or book-entry position or multiple denominations?

Regards,

Jeff English – President
Liberty Stock Transfer, Inc.

18. Mr. Markowitz responds with the following, highlighted in Blue, and 6 attachments consisting of the corporate resolutions. It is notable that Mr. Reichman and Ms. Griffin are cc'd on these emails and fully aware of the continuance of the conversion scheme. The most conspicuous detail is the involvement of Ms. Beeso, Inc., and the silence of both Mr. Reichman and Ms. Griffin with their full knowledge that Ms. Beeso was a person.

From Warren R Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Fri 6/30/2023 2:16 PM
To Jeff English <jeff@libertystocktransfer.com>; Rich English <rich@libertystocktransfer.com>
Cc David Reichman <david@gtii-us.com>; Kathy Griffin <kathy@gtii-us.com>

6 attachments (2 MB)
High Star Investment_new.pdf; RAB Electronics_new.pdf; Richly Deser_new.pdf; Robin Beeso_new.pdf; Fac Trust Corp Resolution.pdf; SPFT Corp Reso_new.pdf;

Responses are below in BLUE,

Thank you for your assistance in this matter, I have spoken with Mr. Crumpley and have the following;

On 6/9/2023 1:51 PM, Jeff English wrote:

Hi Warren,

I'm trying to tie up the loose ends on this transfer request. I have received the following:

Shareholder registration "Robin Beeso": Certificate 1052 for 1,250,000 shares with an account statement and a stock power transferring 3,300,000 shares to Sunbelt Equipment Leasing. The stock power also includes certificate 7063 for 950,000 shares but we have not received that certificate yet.

Shareholder registration "Richly Deserved": Certificate 1050 for 250,000 shares with account statement and a stock power transferring 2,250,000 shares to Sunbelt Equipment Leasing.

Shareholder registration "RAB Electronics": Certificates 7096 for 1,000,000 shares and certificate 1051 for 250,000 shares with an account statement and a stock power transferring 1,250,000 shares to Sunbelt Equipment Leasing.

Shareholder registration "Steven Paul Facilitation Trust": Certificate 1049 for 250,000 shares with an account statement and a stock power transferring 250,000 shares to Sunbelt Equipment Leasing.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Shareholder Registration "Highest Star Investments": Account statement and a stock power transferring 1,000,000 shares to Sunbelt Equipment Leasing.

Here's what we need to proceed:

All stock powers are signed by Wayne Crumpley. Please confirm that with the exception of the Steven Paul Facilitation Trust, these shareholders are all corporate entities controlled by Wayne Crumpley, who is an authorized signer for all entities and the trustee/authorized signer for the Steven Paul Facilitation Trust.

The entities are ALL Corporate, and he is the authorized Trustee for the SP Fac Trust,which is also a Corp, as established in WY. See Docs attached in support.

Please also have Mr. Crumpley provide a corporate resolution for each holder, you can use the blank template attached here. For the Trust, please provide a copy of the Trust Agreement or whatever documentation appointing Mr. Crumpley as Trustee. Attached are the Stock Powers

We will need the missing certificate 7063 registered to "Robin Beeso" or a revised instruction that does not include those shares. Or if the certificate has been lost, let us know and we can start the process of replacing the certificate. The cert was sent to you, please check your mail room/delivery. If not will inquire with client to check his mail.

We also need the shareholder details for Sunbelt Equipment Leasing, specifically the address of record, Tax ID, and email address and we need to know if the new shares are being issued in certificate or book-entry form. The cost basis is $1.50 per share for all shares, correct?

Book Entry Issuance, Cost Basis is $1.50, and the corp details are attached.

Sunbelt's Tax I.D. Number is
20-0634706

Mailing address:

SUNBELT EQUIPMENT LEASING CO., INC.
Wayne Crumpley
PO Box 530219
Henderson, NV 89053

Reg Address: 30 N GOULD ST, STE R, SHERIDAN WY 8280

email: info@sunbeltel.com

Finally, transfer fees are $25 per cancelled certificate/book-entry record and $50 per issued certificate/book-entry record. Should we issue a single certificate or book-entry position or multiple denominations? Book Entry Position , concolidated , Let me know the end costs I will get from client upon completion.

The corporate resolutions of the bogus entities that the shares were not originally issued to:



CORPORATE RESOLUTION

High Star Investments, Inc

NAME	TITLE	SIGNATURE
Wayne Crumpley	Secretary/President	



CORPORATE RESOLUTION

RAD Electronics, Inc

NAME	TITLE	SIGNATURE
Wayne Crumpley	Secretary/President	



CORPORATE RESOLUTION

NAME	TITLE	SIGNATURE
Wayne Crumpley	Secretary/President	

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000



CORPORATE RESOLUTION

RESOLVED, any one of the following named officers of:

Robin Beeso, Inc.

(name of corporation)

NAME	TITLE	SIGNATURE
Wayne Crumpley	Secretary/President	

I hereby certify that the foregoing is a true and correct copy of the resolution passed at a meeting of the Board of Directors of High Star Investments, Inc held on the 12th day of June, 20 23.

Witness my signature and seal of the corporation this 12th day of June, 2023.

Secretary



CORPORATE RESOLUTION

RESOLVED, any one of the following named officers of:

Steven Paul Facilitation Trust

(name of corporation)

NAME	TITLE	SIGNATURE
Wayne Crumpley	Secretary/President-Trustee	

I hereby certify that the foregoing is a true and correct copy of the resolution passed at a meeting of the Board of Directors of Steven Paul Facilitation Trust held on the 12th day of June, 20 23.

Witness my signature and seal of the corporation this 12th day of June, 2023.

Secretary



Steven Paul Facilitation Trust

19. On May 31, 2023, in furtherance of the conversion, and at some point, while Liberty Stock Transfer was communicating with Mr. Markowitz, Mr. Reichman and Ms. Griffin, it appears that Mr. Markowitz had an emergent situation. The following memo, titled *in_the_even.pdf* is notable for several reasons. Specifically notable are the handwritten notes on the Markowitz memo that appear to the Receiver to be that of Mr. Reichman himself. Here, it appears we have Mr. Reichman editing Mr. Markowitz's estate instructions. Mr. Wayne Crumpley is seemingly not forgotten by Mr. Markowitz in his memo as he is set to receive $50,000 for participating in the conversion. Mr. Crumpley is also supposedly going to transfer control of Sunbelt Equipment Leasing, the entity that was set to take possession of the Beeso estate shares, to Mr. Markowitz himself. Mr. Markowitz, or an agent upon his death, were to then sell the Beeso estate shares and give Mr. Crumpley only $50,000. The remaining balance of the share sales were to be distributed 50% to WRM (Warren R. Markowitz) and DR (David Reichman). It should not be forgotten that at the time, the Beeso Estate shares held at the Transfer Agent were valued at roughly $12,000,000.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

WARREN R. MARKOWITZ, ESQ
Attorney and Counselor at Law

May 31, 2023

11-30-2023
I hereby direct, in absence of any future document, that the shares (14,850,000) be sold and the proceeds be divided as follows:

To Whom it May Concern:

VIA EMAIL/SECURE COMMUNICATION

RE: In the event of incapacitation or demise.

To Whom it May Concern:

This letter contains the instructions for the disposition of Stock Shares held and or under my control for the identified beneficiaries.

1. Internet Capital Contains 14.8mm shares of GTII Stock for which I act as the Trustee for the following parties.

David Reichman	~~8,353,125~~ +	65% to my heir Justine Reichman
Kathy Griffin	2,873,475 +	35%
~~Icahn, Fellowship Program~~	~~2,138,000~~ eliminate	
Warren Markowitz	1,485,000 remains constant	0%
		100%

- The shares are not to be distributed, but sold through the Corporate Entity Of Internet Capital, or in the alternative transferred to another entity and liquidated as directed.

Finally, the sale is to be done within 30 days of my demise, unless the person holding my preferred shares decides for some reason to wait.

Phone: 702.749.5831 xt 100, DID: -5835/ 214-308-6911, Fax: 702-749-5832
email: warren@warrenmarkowitzesq.com, Web: www.warrenmarkowitzesq.com
1525 US HWY 380 Suite 500-241, Frisco TX 75033
7260 W. Azure Dr, Suite 140-1200, Las Vegas NV 89130
Attorney Licensed in NY, USDC Colorado, USDC Eastern District of Texas, the 9th &10th US Circuit Court of Appeals, the US Supreme Court

- Sunbelt Equipment Leasing, is presently acquiring approx 8mm shares of GTII stock from various sources, the Stock Purchase Agreements are executed and medallion guaranteed Stock Powers have been sent to the transfer agent, at the moment confirmation from the TA is be awaited.

  - Wayne Crumpley is the President of Sunbelt, he will transfer authority to myself for liquidation of the shares, or to another party should something happen to me making me unable to fulfill my obligations,
  - At which time, and upon the initial sale of the shares Wayne is to receive $50,000.00 for his services and assistance. The remaining funds acquired are to be distributed 50/50 between DR and WRM

THE BLANKET AUTHORIZATIONS AND DIRECTIONS CONTAINED HEREIN AND DESCRIBED ABOVE ARE ONLY AUTHORIZED FOR USE SHOULD I BE INCAPACITATED FOR AN EXTENDED PERIOD OF TIME, OR MY DEATH.

THE AUTHORIZATIONS CONTAINED WITHIN THIS LETTER SHALL EXPIRE ON JUNE 19TH 2023.

Respectfully,

Warren R. Markowitz, Esq

20. On July 21, 2023, Liberty Stock Transfer had its attorney write a letter to Mr. Markowitz stating that in light of the information Liberty had received it could not process the request because Sunbelt Equipment Leasing did not have authorization from the Beeso Estate to transfer the stock.

Fwd: Sunbelt Equipment Leasing Transfer Request - Estate of Robin Beeso

From Warren Markowitz Esq <warren@warrenmarkowitzesq.com>
Date Fri 7/21/2023 12:13 AM
To David Reichman <david@gtii-us.com>

1 attachments (466 KB)
2023.07.20 - JRS Let to Markowitz.pdf;

Jul 20, 2023 3:21:30 PM Glantzberg, Michael <Michael.Glantzberg@littletonpark.com>:

Please see attached. Thanks!

Michael Glantzberg
Admin. Asst./Paralegal

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

21. On July 27, 2023, Mr. Reichman sent Mr. Markowitz the following email with two attachments. The two attachments are the 2018 Certification of Robin Beeso's Trust by her brother Rory Beeso, and Ms. Beeso's original Revocable Trust documents from 2016. These documents had been in Mr. Reichman's possession all along. The attachments are available upon request.

RA BEESO

From David Reichman <david@gtii-us.com>
Date Thu 7/27/2023 3:35 PM
To Warren R. Markowitz - The Markowitz Law Firm (warren@warrenmarkowitzesq.com) <warren@warrenmarkowitzesq.com>

2 attachments (13 MB)
2018 9 20 Certfication of TRUST.pdf; 2016 10 7 Revocable Trust by RA Beeso - Copy.pdf;

<u>Conclusion</u>. At a minimum, the Receiver believes that Mr. Reichman and Ms. Griffin knowingly allowed Mr. Markowitz and Mr. Crumpley to attempt to convert approximately $12,000,000 in GTII stock from the estate of Robin Beeso.

<u>Dot 8, Inc.</u>

<u>Synopsis</u>. Dot 8, Inc., a Wyoming entity, is an entity that appears to the Receiver to have been established by Mr. Reichman to surreptitiously house and sell GTII stock for his personal benefit and hide the true beneficiary of Dot 8 from shareholders. The former board of directors of GTII and Ms. Reichman facilitated his scheme.

1. Dot 8, Inc. is the 10th largest shareholder of the Company and currently holds 6,001,386 shares.

2. Two Dot 8's entities exist according to the documents the Receiver located in the Company's records - one in Nevada and one in Wyoming.

3. According to a March 16, 2016, GTII Board of Director's resolution, the Wyoming entity (f/k/a Dream On Entertainment, Inc. and n/k/a Dot 8, Inc. ("<u>WY Dot 8</u>") is a wholly owned subsidiary of GTII. The name change from Dream On Entertainment, Inc. to Dot 8, Inc. occurred in 2017.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
TREE TOP INDUSTRIES, INC.
(a Nevada Corporation)

The undersigned, being the Board of Directors of Tree Top Industries, Inc., a Nevada corporation (the "Corporation"), hereby adopts the following resolutions by signing this unanimous written consent pursuant to the provisions of the Nevada Revised Statutes, effective as of March 19, 2016.

RESOLVED, that the Board of Directors hereby grants management the authority to incorporate a new subsidiary of Tree Top Industries, Inc., named Dream On Entertainment, Inc., incorporated in the state of Wyoming.

RESOLVED, that the Chief Executive Officer of the Corporation be, and hereby is, authorized and directed to act on behalf of the Corporation, to take or cause to be taken any and all actions, to execute and deliver any and all instructions, certificates, requests, instruments and/or approvals, and to do any and all things which may be necessary or desirable to effect the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such instructions, certificates, requests, instruments and/or approvals, or the doing of any such things to be conclusive evidence of their necessity or desirability.

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board of Directors, duly called.

IN WITNESS WHEREOF, the undersigned, being the secretary of the Corporation, consent hereto in writing as of the date written above and direct that this instrument be filed with the minutes of the Board of Directors meeting.

Kathy M. Griffin, President & Director

Frank Benintendo, Secretary & Director

4. Dream On and WY Dot. 8 does not appear in any of the Company's public SEC filings, yet the above Board of Director's resolution incorporating the new subsidiary exists, signed by former GTII Directors Frank Benintendo and Ms. Griffin.

5. Phil Fehr, an accountant, is listed as the current Director and Secretary of WY Dot 8. from 2023 to present.

6. The GTII's 2023, corporate tax filing still recognized Dream On as a subsidiary. See below:

Additional Information From 2023 Federal Corporation Tax Return

Form 1120: US Corporation Income Tax Return
Schedule M-1, Line 5c **Continuation Statement**

Description	Amount
STOCK FOR SERVICES	81,311,629.
	0.
UNREALIZED LOSSES	16,000.
IMPARMENT OF INTANGIBLES	14,990,277.
IMPAIRMENT OF INVESTMENT	1,631,768.
Total	97,949,674.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Global Tech Industries Group, Inc. 90-1604380 2

Form 1120: US Corporation Income Tax Return
Schedule K, Line 5a **Continuation Statement**

Name of Corporation	EIN	Country	Percent Owned in Voting Stock
Strategic Acquisitions & Equity Group, Inc.	45-5023794	US	100.
GT International Group, Inc.	37-1816987	US	100.
Dream on Entertainment, Inc.	81-1994453	US	100.
Gold Transactions Internatioinal, Inc.	85-3799526	US	100.

7. It is unclear how Dot 8 legitimately obtained all of its GTII shares and why.

8. From information obtained by the Receiver, Dot 8 sold GTII shares for over **$600,000** in 2021, and sold GTII shares for over **$2,200,000** in 2022 from a Fidelity account (Z40-274474).

Fidelity INVESTMENTS

FIDELITY BROKERAGE SERVICES LLC
P.O. Box 28019
Albuquerque, NM 87125-8019

eDelivered

DOT8, INC.
JUSTINE R REICHMAN
60 ELM AVE
LARKSPUR CA 94939-2009

2021 1099

(IRS Form 1099-B box numbers are shown below in **bold** type)

Action	Quantity	**1b** Date Acquired	**1c** Date Sold or Disposed	**1d** Proceeds	**1e** Cost or Other Basis (a)	**1f** Accrued Market Discount	**1g** Wash Sale Loss Disallowed	Gain/Loss (-)	**4 Federal Income Tax Withheld**	**14** State **16** State Tax Withheld
1a Description of property, Stock or Other Symbol, CUSIP										
GLOBAL TECH INDS GROUP INC COM, GTII, 37955R107										
Sale	1,000.000	Unknown	12/29/21	1,767.04	Unknown					
Subtotals				**633,341.57**	**Unknown**					
TOTALS				**633,341.57**	**Unknown**	**0.00**	**0.00**		**0.00**	

2022 1099

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

(IRS Form 1099-B box numbers are shown below in **bold** type)

1a Description of property, Stock or Other Symbol, CUSIP

Action	Quantity	**1b** Date Acquired	**1c** Date Sold or Disposed	**1d** Proceeds	**1e** Cost or Other Basis (a)	**1f** Accrued Market Discount	**1g** Wash Sale Loss Disallowed	Gain/Loss (-)	**4 Federal Income Tax Withheld**	**14** State **16** State Tax Withheld
GLOBAL TECH INDS GROUP INC COM, GTII, 37955R107										
Sale	2,500.000	Unknown	10/04/22	17,591.64	Unknown					
Sale	3,000.000	Unknown	10/05/22	14,966.70	Unknown					
Sale	5,000.000	Unknown	10/05/22	25,466.46	Unknown					
Sale	2,500.000	Unknown	10/06/22	12,816.75	Unknown					
Sale	3,500.000	Unknown	10/06/22	18,166.63	Unknown					
Sale	4,500.000	Unknown	10/06/22	23,816.50	Unknown					
Sale	4,000.000	Unknown	10/07/22	20,566.57	Unknown					
Sale	4,000.000	Unknown	10/07/22	21,486.55	Unknown					
Sale	225.000	Unknown	10/12/22	1,112.27	Unknown					
Sale	2,275.000	Unknown	10/12/22	11,556.73	Unknown					
Sale	4,000.000	Unknown	10/12/22	20,686.57	Unknown					
Sale	4,000.000	Unknown	10/12/22	20,966.56	Unknown					
Sale	4,000.000	Unknown	10/12/22	21,046.56	Unknown					
Sale	3,000.000	Unknown	10/21/22	14,846.70	Unknown					
Sale	3,500.000	Unknown	10/24/22	17,221.65	Unknown					
Sale	3,500.000	Unknown	10/24/22	17,396.65	Unknown					
Sale	3,500.000	Unknown	10/25/22	17,746.64	Unknown					
Sale	4,000.000	Unknown	10/26/22	20,446.58	Unknown					
Sale	3,500.000	Unknown	10/26/22	17,991.63	Unknown					
Sale	4,000.000	Unknown	10/26/22	20,766.57	Unknown					
Subtotals				**2,225,808.51**	**Unknown**					
TOTALS				**2,225,808.51**	**Unknown**	**0.00**	**0.00**		**0.00**	

***Our records indicate that you are an exempt recipient for 1099 reporting purposes. This statement is based on IRS information reporting requirements as of the preparation date and is**

9. The inconsistency with the reported ownership or control of WY Dot 8 persists, with Mr. Reichman classifying WY Dot 8, Inc. as an asset in his estate planning documents from October 31, 2023, that appear below.

MM momkus LLP

tel:917.572.5733

Estate Planning Organizer Date: 10-31-2023

This questionnaire will provide us with personal and financial information that we will use to advise you on estate planning matters. If space is insufficient, please attach extra pages. A page for your notes and comments is attached at the end of this questionnaire.

FAMILY INFORMATION

Name DAVID I REICHMAN

Residence address 10560 WILSHIRE BOULEVARD-APT 1103

City Los Angeles State CA Zip 90024 County LA

Home phone ______ Home fax ______

Occupation CEO AND CHAIRMAN of BOARD OF DIRECTORS

Company name GLOBAL TECH INDUSTRIES GROUP, INC.

Business phone 917.572.5733

Mobile phone 917.572.5733

E-mail address david@gtii-us.com

Date of Birth May 5, 1944

Notes and Comments

1- Hans + Ray Epstein Memorial Committee, Inc.
a IRS Approved 501(c)3, incorporated in New York 1988.
• GTII has given approx 19 million shares over several years.

2- S F Irrevocable Trust, Florida 3 million shares GTII
Grantor: Susan Fastz
Trustee: Justine Reichman

3- Ann Francis Trust 2.2 Million Shares GTII
[illegible] Hill
contingent beneficiary: Sandor Hill
residuary beneficiary: "Epstein Memorial Committee"

4- First American [illegible] Business + Management Consultants Inc.
Delaware

5- WY Dot 8, Inc.
Wyoming

C Special Assets held by Attorney
A- Account of Ray Lester ... one million shares
$ [illegible]
[illegible]: payment to Ray Lester $[illegible]
Balance to be shared equally by: Warren [illegible], Kathy [illegible], David Reichman
shares to be sold at direction of Kathy [illegible]

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

10. If Mr. Reichman continues to control WY Dot 8, Inc, his ownership and control has never been publicly disclosed, and the Receiver believes that at a minimum the GTII share sales are illicit and in violation of securities law.

11. If Ms. Reichman, daughter of a director and officer of the Company (an "affiliate"), was never disclosed as a control person of WY Dot 8 in requisite disclosures, that is also in violation of securities laws.

12. If GTII controls WY Dot 8, then the purported sale made through Ms. Reichman was not disclosed publicly or approved in a board resolution and is contrary to the email below from Mr. Reichman making assertions that GTII sold Dot 8 to Ms. Reichman for $1, and reminding her of this material event.

From David Reichman <david@gtii-us.com>
Date Mon 2/6/2023 7:55 PM
To Justine Reichman <jrreichman@me.com>
Cc David Reichman <david@gtii-us.com>

8 attachments (3 MB)
2020 3 DOT8 Inc FilingInfo.pdf; 2020 3 DOT8 Inc Reinstatement Wyoming 002785806.pdf; 2020 3 DOT8 Inc Resident Agent Acceptance 002785809.pdf; 2020 3 31 DOT8 2018 Annual Report.pdf; 2020 3 31 DOT8 2019 Annual Report.pdf; 2020 3 DOT8 Inc CertOfGoodStanding.pdf; Wyoming-Corporate-Bylaws.pdf; Dream On Entertainment Incorp docs.pdf;

JUSTINE:
DOT8, Inc., was originally incorporated in WYOMING, in 2016 under the name of 'Dream on Entertainment', sold to you for $1.00 as it was in default of Tax Returns in the State of Wyoming. You Paid Annual, and late fees in addition to Resident Agent fees.

PLEASE set-up, if you have not as of yet, file folders where this information will be available to you.

13. If the Receiver demonstrates that WY Dot 8 was a subsidiary of GTII or that the shares transferred to WY Dot 8 were not transferred for valuable consideration, then GTII shareholders were not compensated in any way for this transfer of Company shares.

14. At this point, the Receiver does not know when the purported "sale" to Ms. Reichman purportedly occurred as nothing was ever disclosed to the public or maintained in the Company's records. If the purported "sale" occurred around the time of the February 2023 email to Ms. Reichman above, then all of the WY Dot 8 stock sales prior to that time are clearly in violation of securities law as neither Mr. Riechman, as a Director & Officer of the Company, nor the subsidiary company, would have been able to sell the subsidiary's stock holdings without proper disclosures of such.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Conclusion. Further investigation of all WY Dot 8 stock sales and the use of the proceeds from those stock sales is required as WY Dot 8, is likely a subsidiary of GTII, and therefore the proceeds from stock sales, and any assets purchased with the proceeds from those stock sales, should also be the property of the receivership estate.

Justine Reichman Stock Transactions

Synopsis. The former Board of Directors of GTII fabricated and illicit issuance of millions of shares to Justine Reichman for her personal monetary gain.

1. Ms. Reichman is currently the 13th largest shareholder of GTII according to Transfer Agent records.

2. According to public filings, Ms. Reichman was issued 8,000,000 shares circa 2008 pursuant to a disclosed transaction known as Ludicrous. Inc. and did not have voting control over them for a period of 2 years.

3. The GTII December 31, 2008, 10k, published April 15, 2009, lists Ms. Reichman as holding *8,600,000* shares of GTII common stock representing 14.03% of the total issued and outstanding stock of the Company at the time, more than her father, Mr. Reichman reportedly held (11.61%) at the time. It is notable that there is not a footnote disclosing the paternal relationship between Mr. & Ms. Reichman and labeling her an "affiliate" in Company disclosures.

4. By December 31, 2009, Ms. Reichman is not mentioned as a beneficial holder, nor was it ever mentioned again in any of the public filings.

5. The *Supplement to Motion* filed by Mr. Reichman in this case on October 1, 2024, 3:7-9, states "in 2010, when the Company needed additional capital, Ms. Reichman "gave" her shares (8,000,000) back to the Company to support fundraising purposes."

6. It is unclear how exactly "giving" the shares back to the Company would support fundraising efforts, and the Receiver is investigating this situation.

7. The Receiver needs to determine if these 8,600,000 shares of GTII common stock were canceled or held by someone in trust. Further documentation is required to evaluate. Ms. Reichman's tax returns from this period to shed light on the true nature of this transaction.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

3. Per the *Supplement to Motion*, 3:19-21, "in 2019, GTII repaid Ms. Reichman for the 8,000,000 shares she had given to the Company in 2010." The board resolution of that "reissuance" is below.

December 21, 2019
Ms. Christine Knudson
Olde Monmouth Stock Transfer Co., Inc.
200 Memorial Parkway
Atlantic Highlands, NJ 07716

Dear Christine:

Pursuant to the resolutions of the Board of Directors of Global Tech Industries Group, Inc., copies of which are attached here for your ready reference, you are hereby authorized and instructed to issue the following Common Shares of the Company's stock with the Rule 144 restriction thereon to the following persons and entities and in the following amounts:

Justine Reichman ...... 8,000,000 shares

2. New Business:

A- Repayment of Old Debt

Mrs. Griffin then informed the board that while reviewing the A/P and proposed settlements, she found that the Company has not repaid Justine Reichman for loans made by her to the Company starting in 2007 through 2016, totaling an amount of eight million

Doc ID: [illegible]

shares. She recommended and further made a motion to immediately repay Ms. Reichman by issuing eight million shares of the Company's common stock, Rule 144 restricted, to her. Mr. Benintendo seconded the motion and the motion passed unanimously. Mr. Reichman abstained from the vote.

RESOLVED, that the Board authorizes the issuance of 8,000,000 shares (subject to Rule 144) of GTII stock to Justine Reichman in repayment of long-standing debt.

FURTHER RESOLVED, that the Board authorizes the issuance of up to 10,000,000 shares (subject to Rule 144) of GTII stock at management's discretion, as needed for services to be rendered in 2010.

KathyMGriffin
Kathy M. Griffin, President & Director

David Reichman
David Reichman, Chairman & CEO

Frank Benintendo, Secretary & Director

Don Gilbert, Director & Audit Chair

8. If these shares were legitimately issued in 2008, and then loaned (or given) back to the Company, as alleged in a board resolution detailed above, then the **8,000,000** shares would have been subject to the 1/100 reverse split in 2012, and a 10/1 forward split in 2016, resulting in **800,000** GTII shares held by Ms. Reichman in 2019.

9. According to a Morgan Stanley brokerage statement for Ms. Reichman's account, dated January 2017, Ms. Reichman held **560,000** shares.

Morgan Stanley

CLIENT STATEMENT | For the Period January 1-31, 2017 — Page 5 of 6

Account Detail — **Active Assets Account 235-022405-402** — **JUSTINE REICHMAN**

Investment Objectives†: Capital Appreciation, Aggressive Income, Income, Speculation — **Brokerage Account**

† Inform us if your investment objectives, as defined in the Expanded Disclosures, change.

HOLDINGS

This section reflects positions purchased/sold on a trade date basis. "Market Value" and "Unrealized Gain/(Loss)" may not reflect the value that could be obtained in the market. Fixed income securities are sorted by maturity or pre-refunding date, and alphabetically within date. Estimated Annual Income a) is calculated on a pre-tax basis, b) does not include any reduction for applicable non-US withholding taxes, c) may include return of principal or capital gains which could overstate such estimates, and d) for securities that have a defined maturity date within the next 12 months, is reflected only through maturity date. Actual income or yield may be lower or higher than the estimates. Current yield reflects the income generated by an investment, and does not reflect changes in its price. Structured investments, identified on the Position Description Details line as "Asset Class: Struct Inv," may appear in various statement product categories. When displayed, the accrued interest, annual income and current yield for those with a contingent income feature (e.g., Range Accrual Notes or Contingent Income Notes) are estimates and assume specified accrual conditions are met during the relevant period and payment in full of all contingent interest. For Floating Rate Securities, the accrued interest, annual income and current yield are estimates based on the current floating coupon rate and may not reflect historic rates within the accrual period.

CASH, BANK DEPOSIT PROGRAM AND MONEY MARKET FUNDS

Cash, Bank Deposit Program, and Money Market Funds are generally displayed on a settlement date basis. You have the right to instruct us to liquidate your bank deposit balance(s) or shares of any money market fund balance(s) at any time and have the proceeds of such liquidation remitted to you. Estimated Annual Income, Accrued Interest, and APY% will only be displayed for fully settled positions.

Description	Market Value	7-Day Current Yield %	Est Ann Income	APY %
CASH	$(150.00)			

	Percentage of Holdings	Market Value	Est Ann Income
CASH, BDP, AND MMFs	(0.08)%	$(150.00)	$0.00
Total Cash, BDP, MMFs		$0.00	
Total Cash, BDP, MMFs (Debit)		$(150.00)	

STOCKS

COMMON STOCKS

Security Description	Trade Date	Quantity	Unit Cost	Share Price	Total Cost	Market Value	Unrealized Gain/(Loss)	Est Ann Income	Current Yield %
GLOBAL TECH INDS GROUP INC COM (GTII) Asset Class: Equities	—	560,000.000	—	$0.342	Please Provide	$191,240.00	N/A	—	—

10. If Ms. Reichman held the **560,000** shares in January of 2017, it appears to the Receiver that it could be the result of the 2007 Ludicrous transaction after the reverse splits and forward splits, as sighted above, and the legitimate number of shares she actually holds and would have been able to loan.

11. Therefore, it appears to the Receiver that there is no valid reason for Ms. Reichman to be issued an additional **8,000,000** shares because she had been holding the originally issued shares all along. The shares were never loaned to the Company.

12. In 2021, Ms. Reichman sold over **$2,100,000** worth of GTII stock. In 2022, Ms. Reichman sold over **$3,100,000** worth of GTII stock.

FORM 1099-B* — **2021 Proceeds from Broker and Barter Exchange Transactions** — Copy B for Recipient OMB No. 1545-0715

Transactions for which basis is not reported to the IRS and Term is Unknown--report on Form 8949 with Box B or E checked and/or Schedule D, Part I or II
Proceeds are reported as **gross proceeds** unless otherwise indicated (a).(This Label is a Substitute for Boxes **2, 5, 6 & 12**)

(IRS Form 1099-B box numbers are shown below in **bold** type)

1a Description of property, Stock or Other Symbol, CUSIP

Action	Quantity	**1b** Date Acquired	**1c** Date Sold or Disposed	**1d** Proceeds	**1e** Cost or Other Basis (b)	**1f** Accrued Market Discount	**1g** Wash Sale Loss Disallowed	Gain/Loss (-)	**4 Federal Income Tax Withheld**	**14** State **16** State Tax Withheld
GLOBAL TECH INDS GROUP INC COM, GTII, 37955R107										
Sale	4,100.000	Unknown	12/23/21	7,429.01	Unknown					
Sale	3,500.000	Unknown	12/23/21	6,477.01	Unknown					
Sale	4,500.000	Unknown	12/23/21	8,517.00	Unknown					
Sale	5,500.000	Unknown	12/23/21	10,636.99	Unknown					
Sale	8,200.000	Unknown	12/23/21	16,284.96	Unknown					
Sale	3,000.000	Unknown	12/27/21	6,147.01	Unknown					
Subtotals				**2,148,443.55**	**Unknown**					
TOTALS				**2,148,443.55**	**Unknown**	**0.00**	**0.00**		**0.00**	

For any transaction listed on Form 1099-B in a section indicating that **"basis is reported to the IRS"**, we are reporting to the IRS: **1a** Description of Property, **2** type of gain or loss (i.e. short-term or

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Summary of 2022 Proceeds From Broker and Barter Exchange Transactions

1099-B Section	Total Proceeds	Total Cost Basis	Total Market Discount	Total Wash Sales	Realized Gain/Loss	Federal Income Tax Withheld
Short-term transactions for which basis is reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Short-term transactions for which basis is not reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Long-term transactions for which basis is reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Long-term transactions for which basis is not reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Transactions for which basis is not reported to the IRS and Term is Unknown	3,101,467.10	UNKNOWN	0.00	0.00	UNKNOWN	0.00
	3,101,467.10	0.00	0.00	0.00	0.00	0.00

13. It appears to the Receiver that GTII's former management has created the 8,000,000 shares owed to Ms. Reichman from whole cloth with no legitimate basis or explanation.

14. The board resolution of December 21, 2019, conveniently describes the transaction with Ms. Reichman as loans (meaning more than one) over the course of 9 years, while the **sworn** declaration of December 2, 2024, states that the 8,000,000 shares were "given" to the Company in a single transaction.

4. Ms. Kathy Griffin, the board member at the time that proposed the motion in the board meeting to repay the shares to Ms. Reichman conveniently failed to mention that the "loan" of shares appeared nowhere in the books and records of the Company or the preceding public filings over the years.

5. Mr. Markowitz, counsel for GTII, drafted a legal opinion, written in October 2022, stating that the shares were issued in 2019 for "services rendered" to the Company in 2019, further contradicting both the sworn declaration and original board resolution.

6. None of these suspicious transactions are recorded in any of the public filings.

7. Ms. Reichman moved her 8,000,000 shares into a brokerage on March 23, 2021, and the shares were later withdrawn from her brokerage on May 5, 2021. This transaction appears to be a deliberate obfuscation ploy to intentionally hide the shareholdings of Mr. Reichman's daughter ahead of the S-1 filing and record date of shareholders on April 1, 2021.

8. Indeed, Ms. Reichman's name does not appear on the S-1 filed in July of 2021, or the subsequent S-1/A filings of that year.

9. On April 15, 2021, Ms. Griffin, former CFO and Compensation Committee Chair, received a list of Non-Objecting Beneficial Owners (NOBO) from Broadridge, the agency that

provides such lists to public companies. On the unaltered list, Justin Reichman's name appears with her holdings of 8,700,000 shares of GTII.

10. Ms. Griffin altered the NOBO list and sent it to the transfer agent, and other parties, in what only can be described as being part of an ongoing Company-wide effort to conceal Ms. Reichman's purported share holdings. It is unclear why it was so important to conceal Ms. Reichman's shareholdings.

11. Ms. Reichman worked in-concert with the Company to enable these schemes.

12. Further investigation is needed to understand the full scope of Ms. Reichman's involvement in these schemes and her subsequent GTII stock sales in 2023 and 2024 year to date.

Summary. It appears to the Receiver that Ms. Reichman was involved in a scheme concocted by former Officers and Directors of GTII by which millions of shares were issued to her, the shareholdings were concealed from the public, and Ms. Reichman realized a massive windfall from the stock transfer and selling scheme.

S.F. Irrevocable Trust

S.F. Irrevocable Trust is Justine Reichman's trust. She has numerous assets in this trust.

1. In 2022 Ms. Reichman sold over **$400,000** of GTII stock via this trust. See brokerage statement.

Summary of 2022 Proceeds From Broker and Barter Exchange Transactions

1099-B Section	Total Proceeds	Total Cost Basis	Total Market Discount	Total Wash Sales	Realized Gain/Loss	Federal Income Tax Withheld
Short-term transactions for which basis is reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Short-term transactions for which basis is not reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Long-term transactions for which basis is reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Long-term transactions for which basis is not reported to the IRS	0.00	0.00	0.00	0.00	0.00	0.00
Transactions for which basis is not reported to the IRS and Term is Unknown	431,896.49	UNKNOWN	0.00	0.00	UNKNOWN	0.00
	431,896.49	0.00	0.00	0.00	0.00	0.00

2. Mr. Reichman claims the Trust as his "asset" in his estate planning documents. See above.

3. Further investigation into this Trust is needed to determine if Mr. Reichman is the undisclosed control person or beneficiary of this entity.

Kathy Griffin's Daughters' Stock Issuance and Windfall

Synopsis. Kathy Griffin's two daughters were issued 500,000 shares *each* for creating a PowerPoint presentation.

1. In 2012, Ann Griffin and Margaret Griffin, two daughters of Kathy Griffin, created a powerpoint presentation for the Company at her request. The work was so informal and so insignificant that no formal agreement between the daughters and the Company was prepared or is contained in the Company records. The actual terms of this work are unknown, and if it was tied to an issuance of stock, which would have required a formal board resolution.

2. Ms. Griffin provided the following explanation:

a. In 2012, Mr. Reichman and I were scheduled to give a presentation of a company, BioEngery Applied Technologies (BAT) to a group of investors:

i. We needed a PowerPoint presentation to help us with this. The company did not have the money on hand to pay a professional.

ii. I suggested we ask my two daughters to design and do the copywriting for this presentation. They were uniquely qualified to do this job, which is why I thought of them.

iii. My daughter, Ann, graduated from Parsons School of Design and had worked at Disney as a designer. She received a national award for one of her designs.

iv. My daughter, Margaret, had graduated with a degree in Biology from Fordham, and in 2012 was finishing her master's degree in Global Public Health at the Mailman School at Columbia University.

v. The presentation needed to be designed well and to have intelligent copy in it regarding the threat of toxic waste on people and on the planet, so using them made good sense.

vi. There may be a physical copy of one of the drafts of the presentation in the shared drive as back-up.

vii. The final copy is not in the shared drive; I lost it when my computer was hacked in 2015.

viii. This was a one-time request to do a project; as such there was no written contract.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

ix. Several years later, I believe it was 2015 or 2016, the board approved the issuance of 500,000 shares to each of my daughters. There should be board consents in the shared drive. The stock was issued via a stock issuance letter, which should be filed with the transfer agent.

x. Management then issued 500,000 shares to each of my daughters. The average stock price during those years was about $.03, but most often was at $.01.

xi. This was a one-time issuance. They did not do any more work for the company.

xii. In 2022, they told me they wanted to have the restriction lifted from their stock.

xiii. I directed them to follow up with corporate counsel, which the company did from time to time, for 'friendly' shareholders, those the company knew earned their shares appropriately.

3. On or around May 16, 2016, precisely when it would have the highest potential material benefit prior to a forward split of the Company's stock, the two daughters were each suddenly issued 500,000 shares of GTII stock.

4. The value of the stock issued to daughters on May 16, 2016, totaled $120,000 for each daughter.

5. Eddie Tobler from Direct Transfer, the Company's Transfer Agent at the time, stated to the Receiver that these shares were actually issued pursuant to a July 27, 2016, Board consent/ resolution, not May 16, 2016.

6. The Receiver is working to understand as to how and why the transfer agent would issue shares to the daughters prior to receiving instructions to actually issue the shares.

7. According to the December 31, 2016, 10k, the daughter's shares were authorized and issued in July of 2016. So why were the shares issued to the daughters in May of 2016?

8. In this regard, according to the legal opinion of Mr. Markowitz, real, and not "nominal" services were rendered in 2016 (not 2012), and the Board authorized the issuance on March 31, 2016 (not in 2012).

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

9. Ann Griffin and Margaret Griffin's stock sales are unusual, and several inconsistencies revolve around the May 16, 2016, issuance.

10. The shares were issued in 2016 at the time of "services being rendered" in 2016 then held for 6 years. Yet, according to Ms. Griffin, the services were rendered in 2012. So, which is it?

11. In 2022, Six years after original stock issuances, each girl then sells her shares for an estimated total of **$2,500,000**.

12. It appears the daughters ask their mother to have the restriction on the stock and sell the stock while the stock price is soaring. The Receiver will attempt to obtain brokerage 1099's to and other documentation to confirm.

13. Per the issuance instruction letter, the cost basis for the issuance of the 500,000 shares to each of the daughters is $0.058 = $29,000. 1099's should show capital gains of roughly $2 or more per share.

Summary. This highly unusual stock issuance to Mrs. Griffin's daughters for the creation of a Power Point presentation is suspicious and further investigation is necessary.

Officer & Director Stock Sales & Compensation Discrepancies

1. According to Mr. Reichman's own testimony in support of the Supplement to Motion, Reichman, etc. "Brief 4 day window in 2021" when Mr. Reichman sold shares. We are unable to determine specifically which brief 4 day window Mr. Reichman is referring to or which block of shares he is referring to. More investigation is needed and full access to Mr. Reichman's personal banking and brokerage records is necessary.

2. What has been discovered is that the Company had a 10b5 stock selling program administered by Commonwealth Financial. Insider selling data obtained appears below.

Insider Stock Sales 2022-2024

David Reichman: **$977,141**
Kathy Griffin: **$291,993**
Don Gilbert: **$115,712**
Frank Benintendo: **$118,376**

3. In the Company's most recent 10K filing for year-end December 31, 2023, the Company did not disclose any of the beneficial ownership of any of the directors or officers. Failure to report material ownership is a serious transgression.

	Common Stock Beneficially Owned	
Name of Beneficial Owner	**Shares**	**Percent**
David Reichman	x	x
Kathy M. Griffin	x	x
Frank Benintendo	x	x
Donald Gilbert	x	x

4. Contrary to the GTII's most recently filed 10K of December 31, 2023, the Company has in fact paid out at least **$147,318.05** in fringe benefits to its officers in 2023 when Mr. Reichman received Company funds for the purchase of a 2024 Range Rover Sport.

5. Per the Company's 10K *"At this stage of our business, we have limited benefits and no prerequisites for our employees. We do not have a 401(k) Plan but do have a* ***Profit-Sharing Plan Trust*** *specifically earmarked as a retirement plan. This plan is funded by adding an amount as deemed appropriate by the Board of Directors each year. We may adopt other plans and/or confer other fringe benefits for our executive officers in the future* ***if our business grows sufficiently to enable us to afford them.****"* (Emphasis added.)

6. Per the Company's December 31, 2023, 10K: "During the 2023 and 2022 fiscal years, we generated $0 in revenues. Our total operating expenses increased from $13,117,530 in 2022 to $83,094,531 in 2023. The increase was primarily the result of the increase in stock-based compensation to our professionals. General and administrative expenses increased from $434,547 in 2022 to $436,499 in 2023, a slight increase of $1,952, mostly due to inflation. Compensation to officers, medical contributions, and service fees to professionals increased by $14,7800,872 in 2023. Additionally, there were director's fees paid for multiple years of $55,195,071 in 2023. Expenses were $12,681,286 in 2022 and $82,657,229 in 2023 and the increase was due mostly to increases in share-based compensation. Our net loss increased by $84,311,579 to $97,882,781 in 2023 from $13,571,202 in 2022, **due to the increased stock-based compensation in 2023**." (Emphasis added.)

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

7. The Receiver is trying to objectively understand the justification for the excessive expenditures and compensation for a company with little to no revenue.

8. Clearly, the Company is in no position to purchase vehicles for its directors and officers.

9. The Company coincidentally did disclose that it paid over **$10,000,000** in compensation and professional fees in 2023 and **$54,000,000** million dollars in director and related party expenses.

	For The Years Ended December 31, 2023	For The Years Ended December 31, 2022
REVENUES, net	$ -	$ -
OPERATING EXPENSES		
General and administrative	436,499	434,547
Compensation and professional fees	10,536,158	4,695,550
Directors fees related party	54,691,071	-
Charitable Donations	17,430,000	7,985,736
Depreciation	803	1,697
Total Operating Expenses	83,094,531	13,117,530
OPERATING LOSS	(83,094,531)	(13,117,530)
OTHER INCOME (EXPENSES)		

10. On 6/11/2024, the Company had a sudden change of heart regarding compensation and entered into stock cancellation agreements with the Directors and Officers to cancel 36mm shares. The Company deemed the shares to have been erroneously and inadvertently issued.

11. The shares were issued pursuant to a December 29, 2022, board resolution appearing below.

The undersigned, being the Board of Directors of Global Tech Industries Group, Inc., a Nevada corporation ("GTII" or "the Corporation"), hereby adopts the following resolution by signing this unanimous written consent pursuant to the provisions of the Nevada Revised Statutes, effective as of December 29, 2022.

RESOLVED, that the board hereby authorizes management to issue stock to the four current directors, keeping their respective percentage ownership positions consistent to their past positions, as a means of rewarding each of them for their respective work on the company's behalf over the years they have served. This was agreed to be a one-time issuance and in no way is connected to possible future discussions relating to individual compensation for serving as board members. The issuances and current totals are as follows:

	Issuance	Total
Frank Benintendo	3,323,565 shares	8,000,000 shares
Donald Gilbert	3,416,114 shares	8,000,000 shares
Kathy M. Griffin	8,432,848 shares	20,000,000 shares
David Reichman	21,288,187 shares	60,000,000 shares

RESOLVED, that the board hereby authorizes management to issue stock to the Hans and Rosy Epstein Memorial Committee, Inc., as part of its commitment to the committee and its work. The issuance is as follows:

Hans and Rosy Epstein Memorial Committee, Inc. 8,000,000 shares

IN WITNESS WHEREOF, the undersigned, being all the directors of GTII, have executed this Action by Unanimous Written Consent in Lieu of a Special Meeting of the Board of Here to Serve Holding Corp to be effective as of the date first set forth above.

David Reichman
David Reichman, Chairman & CEO

Kathy M. Griffin, President & Director

Frank Benintendo, Secretary & Director

Don Gilbert, Director & Audit Chair

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

12. Notable in the board resolution that erroneously and inadvertently issued shares to directors and officers, 8mm shares were issued to the Hans and Rosy Epstein Memorial Committee, Inc. These shares were not returned to the Company for being erroneously or inadvertently issued.

Gratuitous Stock Issuances

Summary. The former directors and officers of GTII used the Company and its stock as a vehicle to benefit friends, family, and individuals and entities they sought to curry favor with and in return, materially benefit from.

1. The creation of the GTII "Medical Advisory Committee", established by the former board of directors, appears to have been established to funnel GTII stock to medical professionals and organizations that the Company or its insiders sought to garner favor with.

2. Recipients of stock include the following:

   a. Dr. Stephen Freedland, Cedars-Sinai Medical Center, 155,000 shares
   b. Cedars-Sinai Medical Center: 275,000 shares
   c. Dr. Hamalee Patel: 320,000 shares
   d. Dr. Daniel Marcus: 320,000 shares
   e. Leslie Schlacter, PA: 320,000 shares
   f. Dr. Hosam El Sheha: 11,000 shares
   g. Dr. Celso Tello: 50,000 shares
   h. Katerina Tserno: 55,000 shares

3. The Receiver believes the Medical Advisory Committee wasted Company resources: Dr. Patel explains in her own words: *"I have a personal relationship with David Reichman. I'm friends with his daughter and helped him when he got sick during COVID. He asked me to be on his Medical Advisory Board. I attended one introduction call and then another demo call with Pulsario, and never did anything after that. He gave me stock and said it was for his Medical Advisory board but I have no idea about Dr. Freedlands research projects? I had not done anything with the stock. When I first received it I thought it was spam, but then when I met David a few months later at his daughter's dinner party he said it was for wanting me to be on his*

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Medical Advisory board. I called him later to discuss it and was confused by the whole thing so I didn't do anything with it" (Emphasis added.)

4. In summary, Dr. Patel was issued hundreds of thousands of shares for; a) being a friend of Mr. Reichman's daughter, b) helping Mr. Reichman when he was ill, and c) attending two (2) phone calls. Her shares must be returned to the Company.

5. Dr. Freedland, serving on the very same Committee as Dr. Patel and is unwilling to relinquish the shares issued to him. Based on other emails obtained, Dr. Freedland was not only on the Committee, but also a personal physical to Mr. Reichman. Why would the Company's board agree to issue stock to the personal physician of the Company's CEO? Is this the service that Dr. Freedland is referring to in his email below? Or is it for the de minimis work the Committee actually performed?

Freedland, Stephen Tue, Nov 5, 4:58 PM (18 hours ago)
to me, Terri, William, Dylan, Michele, Margarita, Shelby, Tanya, Rich, Jeff

Paul,

I am not willing to relinquish my shares as I provided a service to GTII as noted in my prior e-mail for which the shares were my compensation. I did not respond as you said to respond if I were going to relinquish the shares, which I am not willing to do.

Steve

6. Katerina Tserno appears to be Mr. Reichman's hypnotist. See the email below.

Wednesday's session

From Katerina Tsernou <katerina@hypnosomatics.com>
Date Mon 5/24/2021 9:27 AM
To David Reichman <david@gtii-us.com>

Good morning David,

I hope you had a great weekend.
Please book our session through the link below
https://hypnosomatics.com/book

Hypno on line, 1hr follow up , $170
Please let me know if you have any questions. i know you don't like technology :-)

katerina
--
Katerina Tsernou
Integrative Wellness Practitioner & Certified Hypnotist
hypnosomatics.com

7. The following individuals reaped share issuances for being on the committee of a non-profit. September 1, 2022, board resolution spells it out:

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

RESOLVED, that the board grants management the authority to establish a Medical Scholarship Program with three present members, whose charter would be of a three-year duration, commencing July 1, 2022, through June 30, 2025, for the purpose of donating their time as physical and occupational therapists, to the Epstein Memorial, and in setting up and administering scholarship programs through the Epstein Memorial in the fields of physical and occupational therapies. A name for the program, consistent with its purpose, and which will serve as an inspiration to the public, facilitate public awareness, and assist in soliciting donations and support, will be chosen by the committee and reported to the board at a future date.

a. Karen Frank: 210,000 shares
b. Alexandra Alvarez: 150,000
c. Rachel Wallit: 110,000

8. Why is the former Board of Directors of a public company contributing to and directing the compensation of individual that work for a "non-profit"? Who controls that "non-profit"?

9. The Non-profit is the Hans & Rosy Epstein Memorial Committee Inc.

10. In the same board resolution, the former Directors also authorized the following:

RESOLVED, that the board grants management the authority to establish an Autistic and other Music Development program, yet unnamed, to be managed by Mr. Kent Jacobs, with a three-year charter, commencing on July 1, 2022, through June 30, 2025.

RESOLVED, that the board grants management the authority to issue shares of restricted common stock in the following amounts to the following individual to serve during year one on the Autistic and Music Development program as follows:

Kent Jacobs 250,000

a. Kent Jacobs: 275,000 shares

11. In 2022 the former Board of Directors approved the issuance of **several million shares** to the Institute for Medical Research, an affiliate of Cedars-Sinai Medical Center. The Institute eventually returned the shares in 2024, not wanting them at all.

The undersigned, being all the members of the board of directors of Global Tech Industries Group, Inc. (the "Board"), a Nevada corporation (the "Corporation"), hereby adopts the following resolutions by signing this unanimous written consent at a special meeting of the board of directors and pursuant to the provisions of the Nevada Revised Statutes, effective as of November 12, 2022 (the "Unanimous Board Consent").

WHEREAS the Board desires to undertake a new relationship with The Institute of Medical Research ("IMR"), based in Durham NC, and affiliated with Cedar Sinai Medical Center; and

WHEREAS the Board desires to endow a new three-year gift agreement and program for the purpose of supporting various IMR programs primarily in support of returning veterans and their families;

NOW, THEREFORE, the Board does hereby consent to the adoption of the following resolutions:

RESOLVED, that the Board hereby authorizes management to establish the new endowment program by executing a three-year gift agreement, and

RESOLVED, that the Board hereby authorizes management to issue the Company's shares of common stock (Rule 144) to fund the program in the amount one million (1,000,000) shares per year for three years, to be issued quarterly, at the end of each quarter, in addition to one million (1,000,000) shares upon execution of the Agreement.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

12. The Mount Sinai Icahn School of Medicine currently holds **4,621,800** shares of GTII stock. The Icahn School was actually successful in selling GTII shares between May 2023 and January 2024, earning **$134,000**, at a time when many shareholders could not get restrictions lifted or sell their dividend shares that had been issued to them.

13. Dr. Josh Bederson, Mark Kostegan and Thomas Harmon of Mount Sinai have been contacted and we have asked that they return the shares to the Company.

14. According to the Company's December 31, 2023, 10k as highlighted above, over **$17,000,000** in charitable donations were doled out in 2023 and almost **$8,000,000** in 2022. The reason for these charitable donations in such high dollar values is unexplainable and unjustifiable and shareholders deserve to know exactly who benefited. Compare this level of charitable giving by Tesla, Inc. or Berkshire Hathaway, Inc., each giving $0 in 2023 to charity.

15. In 2023, while the Company was in peril and the stock price was plummeting, the Company's 10b5 stock selling program did not relent.

16. The Hans & Rosy Epstein Memorial Committee, Inc ("HRE"), a recipient of "charitable contributions", reaped **$204,961** in GTII stock sales between April and September of 2023.

17. HRE was one of the primary beneficiaries of GTII and GTII's largess.

18. In fact, HRE is one of the largest shareholders of GTII stock (**21,185,503 shares & 6.24% of the Company**), second only to Mr. Reichman himself.

19. Jamie Frank is one of the Trustees of HRE. Ms. Reichman is involved in some way. Mr. Reichman sits on some related committee, and Phil Fehr is believed to be the registered agent or Trustee.

20. The Receiver believes that Mr. Reichman is a direct and exclusive beneficiary of HRE and base that conclusion on the fact that in the October 31, 2023, estate planning materials previously mentioned, Mr. Reichman lists HRE as an estate asset.

21. HRE's beneficiaries have never been publicly disclosed.

22. The beneficial ownership of such a large shareholder is required to be disclosed.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

23. As such, the Receiver is seeking the prompt delivery of all documentation regarding every single share issued to HRE, and every single share sold, inclusive of those bank records and IRS filings.

24. On December 28, 2023, an entity named Functional Health Services [Strategies], LLC ("FHS") was retained to monitor all of GTII charitable giving.

25. Jamie Frank established FHS. Jamie is a long-time family friend of Mr. Reichman. Jamie's mother serves on the Hans & Rosy Epstein scholarship committee mentioned above. What has FHS done to earn the following shares and what criteria was evaluated by it? Is FHS serving as another funnel to house and sell stock for the benefit of GTII board members and their friends?

> **RESOLVED**, that the board hereby approves and authorizes management to retain Functional Health Services, LLC, as an independent contractor, to consult with the company during the year 2024 on all matters pertaining to the monitoring of the company's charitable donations, and issue 75,000 shares of the company's common stock (Rule 144 restriction) on the first business day of each quarter, commencing of January 2, 2024 and continuing until the end of the year.

13. Functional Health currently holds 225,000 shares and those shares should be returned to the Company.

14. If FHS had responsibility in managing or consulting on charitable donations, FHS must answer to shareholders for the gratuitous donations of Company stock and try to explain why those donations make sense.

15. The 6th largest shareholder of the Company is Nathalie Ghidalia with **11,550,000** shares. Ms. Ghidalia is Mr. Reichman's former romantic partner. See emails below. From the emails the Receiver has learned of the closeness of the pair and that Gabriele Falanga is Ms. Ghidalia's son (and not Mr. Reichman's girlfriend). Mr. Falanga is the 15th largest shareholder of GTII stock with **3,025,000** shares. The Receiver is investigating what Ms. Ghidalia and Mr. Falanga did to legitimately earn their shares.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Eiffel Tower and Madame Nathalie !

From David Reichman <david@gtii-us.com>
Date Sun 7/3/2022 12:44 AM
To Nathalie Emma Ghidalia (pishpesh@libero.it) <pishpesh@libero.it>

1 attachments (2 MB)
IMG_3005.JPG;

Transferring old files and pictures to a new computer….
Was it that long ago ?

Hope you, and your Father, and Gabriele are all doing well, wherever in the world you may be.

Love to all,

(No subject)

From NATHALIE GHIDALIA <nathalieghidalia65@gmail.com>
Date Mon 1/15/2024 6:40 AM
To David Reichman <david@gtii-us.com>

Hy my love, i write you today because i really need you. The real estate in Europe and particolare Alassio is completly down. I 'm in panic. I put my house in sell, because i don't know how will be the future. My intention is to move in USA asap i have my green card. Not before 1 year and half. I feel very bad to ask you a loan of 40.000 D but i 'm to afraid to ask to a bank and loose my house. Please can you send me this money in memory of what we live together and hoping we will live tomorrow. Obiously you can make a private letter to your lawer i give you back the money ASAP i sell my house. It can be 1 months it can be 1 year. ... I'm sorry to ask you that, but my Life today is funk up, and you are the only one I can ask. Please try to help me. I send you my bank account and the link of my house in sell. Grazie Nathalie🙏
Ho trovato questo immobile su Casa•it https://www.casa.it/immobili/46379848/

16. Fabian Asultany is the 9th largest shareholder of GTII stock with **6,897,100** GTII shares. He is believed to be a lifelong friend of the Reichman family, having grown up with Ms. Reichman. A full investigation into Mr. Asultany and his dealings with the Company will be conducted.

17. Anthony Matassa is the holder of **550,000** shares. Mr. Matassa was issued shares in 2019. See issuance letter below. Also see below email correspondence between Mr. Matassa and Mr. Reichman. Mr. Reichman contends Mr. Matassa was not his Bentley mechanic. Assuming Mr. Matassa is not Mr. Reichman's Bently mechanic, the Receiver will attempt to determine Mr. Matassa's role at O'Gara Coach Beverly Hills and why he was issued **500,000** shares of GTII stock. The additional **50,000** shares are dividend shares automatically issued to Mr. Matassa.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

December 19, 2019
Mr. Jeff English
Olde Monmouth Stock Transfer Co., Inc.
200 Memorial Parkway
Atlantic Highlands, NJ 07716

Dear Jeff:

Pursuant to the resolutions of the Board of Directors of Global Tech Industries Group, Inc., copies of which are attached here for your ready reference, you are hereby authorized and instructed to issue the following Common Shares of the Company's stock with the Rule 144 restriction thereon to the following persons and entities and in the following amounts:

Michael Bruk, Esq.	500,000 shares
Ruslan Kirzhner	500,000
Fabian Alsultany	1,000,000
Roy Lester, Esq.	500,000
Stuart Gelberg, Esq.	500,000
Dawn Musorofriti	2,000,000
Anthony Matassa	500,000
Kathy Griffin	1,000,000
Frank Benintendo	1,000,000
Donald Gilbert	1,000,000
Michael Valle	1,000,000
David Reichman	1,000,000
Hans and Rosy Epstein Memorial Committee	5,000,000 shares
Tree Top Profit Sharing Plan Trust	5,000,000 shares

You already have the addresses of the above sharedholders, with the exception of Ms. Musorofriti and Mr. Matassa. They are as follows:

From: Anthony Matassa <amatassa@ogaracoach.com>
Sent: Thursday, February 2, 2023 1:27 PM
To: David Reichman <dlavid@gtii-us.com>
Subject: RE: Matassa_new account

Thank you as always,
Please let me know if you need anything else from me.
Best contact if needed is 818 825 5193 for this stuff.

Anthony Matassa, Bentley and Rolls-Royce Service Manager
O'Gara Beverly Hills
Phone (310) 477-4253 | **Direct** (310) 691-6149 **Fax** (310) 477-3162
Email amatassa@ogaracoach.com | **Website** www.ogaracoach.com
Address 2240 Colby Ave Los Angeles, Ca 90064

ASTON MARTIN BENTLEY BUGATTI Lamborghini McLaren Rolls-Royce

Confidentiality Notice: This email is intended only for the use of the party to which it is addressed and may contain information that is privileged, confidential, or protected by law. Internet communications are not assured to be secure or clear of inaccuracies as information could be intercepted, corrupted, lost, destroyed, arrive late or incomplete, or contain viruses. Therefore, we do not accept responsibility for any errors or omissions that are present in this email, or any attachment, that have arisen as a result of e-mail transmission.

Summary. GTII's former directors and officers utilized GTII as a personal piggybank with the stock as their currency to distribute as they wished to family, close friends, associates, favored entities, and pet projects. The shareholders have paid the price of the massive dilution these gratuitous issuances have caused.

Summary

The Receiver is continuing to obtain and marshal information regarding the areas of concern he is investigating. The Receiver will continue to keep the Court and the Company's constituents updated regarding his findings and determinations.

Dated November 12, 2024

<u>/s/ Paul A. Strickland, as Equity Receiver</u> Paul L. Strickland, as Equity Receiver	GARMAN TURNER GORDON LLP *<u>/s/ William M. Noall</u>* WILLIAM M. NOALL NV Bar No. 3549 7251 Amigo Street, Suite 210 Las Vegas, Nevada 89119 Tel: (725) 777-3000 Fax: (725) 777-3112 *Attorneys for Equity Receiver, Paul L. Strickland*

CERTIFICATE OF SERVICE

The undersigned, an employee of Garman Turner Gordon LLP, hereby certifies that on the 12th day of November, 2024, she served a copy of the **RECEIVER'S SECOND INTERIM REPORT** by the Eighth Judicial District Courts electronic service to all interested parties, through the Court's e-Service system addressed to:

Alexander K. Calaway	acalaway@maclaw.com
Chad Clement	cclement@maclaw.com
Lennie Fraga	lfraga@maclaw.com
Cally Hatfield	chatfield@maclaw.com
David A. Carroll	dcarroll@rrsc-law.com
Anthony J DiRaimondo	adiraimondo@rrsc-law.com
Robert Opdyke	ropdyke@rrsc-law.com
Karen Tantay	ktantay@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Ave.
Staten Island, NY 10314
Email: donaldgilbertea@gmail.com

Frank Benintendo
11 Seaman Court
Old Bridge, NJ 08857
Email: fbenintendo@gmail.com

/s/ Dylan T. Ciciliano
An employee of
GARMAN TURNER GORDON LLP

4837-3151-3648, v. 1